             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                      ________________


                          FORM 8-K


                       CURRENT REPORT


               Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934





Date of Report (Date of earliest event
reported)May 23,2000


         DEAN WITTER REALTY INCOME PARTNERSHIP
     II, L.P. (Exact name of registrant as
     specified in its charter)


           Delaware                    0-18150
13-
3244091
(State or other jurisdiction       Commission
     (I.R.S. Employer of  incorporation)
     File Number)    Identification
No.)


  Two World Trade Center, New York, New York
   10048 (Address of principal executive offices)
   (Zip Code)


Registrant's telephone number, including area code(212) 392-1054


        (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Pursuant  to a Purchase and Sale Agreement dated as
of  April
4, 2000, as amended (the "Agreement"), Taxter
Park Associates ("TPA")  sold  the land and
buildings which  comprise  Taxter Corporate  Park
(the  "Property")  on  May  23,  2000  to  a
subsidiary of Mack-Cali Realty Corporation (the
"Purchaser"), an unaffiliated party, for a
negotiated sale price of $42.725 million.  In
connection with the sale, TPA acquired  from  DW
Taxter  Special  Corp., an affiliate,  and
conveyed  to  the Purchaser   certain  interests
in the Property, including interests that the affiliate had acquired from KLM Royal
Dutch  Airlines, for $6.75 million, in February
1999. Of  the $42.725  million,  TPA will remit
$6.75 million of the sale proceeds to the affiliate in connection with the transaction.

TPA  is  owned 14.8% by Dean Witter Realty Income
Partnership II,  L.P.  (the  "Partnership"),
40.6% by Dean Witter  Realty
Income   Partnership   IV,   L.P.,   an   affiliated
public partnership,   and  44.6%  by  Dean  Witter
Realty   Income Partnership III, L.P., an affiliated
public partnership.
The  purchase price was paid in cash at closing.  At
closing, the   Partnership   received   approximately
$4.9   million representing its 14.8% share of the cash
received by TPA, net of its share of TPA's closing costs, the amount of the obligation owed to the affiliate and other deductions.

Item 7.  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

On a pro forma basis, if the sale of the Property had been consummated on January 31, 2000, the Partnership's
Balance Sheet as of such date would have reflected an increase in cash and cash equivalents from $1.4 million to $6.3 million, the elimination of the $2.3 million investment in joint venture, and an increase in partner's capital from $3.6 million to $6.2 million.

For  the  Income Statement for the quarter ended January
31, 2000, if the Property was sold on November 1, 1999, the equity in earnings of joint venture of approximately $48,000 would have been eliminated and the Partnership would have incurred a net loss of approximately $34,000 ($0.17 per limited partnership unit).

For the Income Statement for the year ended October 31,
1999, if  the Property was sold on November 1, 1998, the
equity  in earnings  of  joint venture of approximately
$239,000  would have  been  eliminated and  net income
would  have  decreased from approximately $4,861,000
($27.29 per limited partnership unit)   to  approximately
$4,622,000  ($26.08  per   limited
partnership unit).

The pro forma adjustments to the Income Statements exclude the Partnership's share of the non-recurring gain on the sale of the Property.

(c)  Exhibits

     (1)  Purchase and Sale Agreement Dated as of April
        4, 2000
between Taxter Park Associates as Seller, DW Taxter
Special Corp. as Sublandlord and Mack-Cali Realty
Acquisition Corporation as Purchaser.

(2)  First Amendment to Purchase and Sale Agreement as of
                           May
        3, 2000 between Taxter Park Associates as Seller,
        DW Taxter Special Corp. as Sublandlord and Mack-
        Cali Realty Acquisition Corp. as Purchaser.

 (3)  Second Amendment to Purchase and Sale Agreement as
                           of
        May 11, 2000 between Taxter Park Associates as
        Seller, DW Taxter Special Corp. as Sublandlord and Mack-Cali Realty Acquisition Corp. as
        Purchaser.

(4)  Third Amendment to Purchase and Sale Agreement as of
                           May
        17, 2000 between Taxter Park Associates as
        Seller, DW Taxter Special Corp. as Sublandlord and Mack-Cali Realty Acquisition Corp. as
        Purchaser.

 (5)  Fourth Amendment to Purchase and Sale Agreement as
                           of
        May 18, 2000 between Taxter Park Associates as
        Seller, DW Taxter Special Corp. as Sublandlord and Mack-Cali Taxter-
        Associates L.L.P. as Purchaser.
     (6)  Termination, Assignment and Recognition
        Agreement as of May 23, 2000 between Taxter
        Park Associates, DW Taxter Special Corp.,
        Mack-Cali Realty Acquisition Corp. and KLM
        Royal Dutch Airlines.
     (7) Termination Agreement as of May 23, 2000 between Taxter Park Associates and DW Taxter
        Special Corp.

                     SIGNATURES


Pursuant to the requirements of the Securities
Exchange Act
of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         By:    Dean Witter
Realty Income
                            Partnership II,
L.P.
                            General Partner

                            By: Dean Witter
Realty Income Properties II, Inc.
                                Managing General
Partner




Date:                    June 6, 2000        By:
/c/ Charles
M. Charrow
                            Charles M. Charrow
                            Controller
                            (Principal Financial
                            and Accounting
                            Officer)

           PURCHASE AND SALE AGREEMENT

     PURCHASE AND SALE AGREEMENT (this
"Agreement"), dated as of the 4th day of April, 2000, by and between TAXTER PARK
ASSOCIATES, a New York general partnership, having an office c/o Dean Witter Realty Inc., Two World Trade Center, 64th Floor, New York,
New York 10048, (the "Seller"),  DW  TAXTER
SPECIAL CORP., a Delaware corporation having an office c/o Dean Witter Realty Inc., Two World
Trade Center, 64th Floor, New  York,  New York
10048 (the "Sublandlord") and  MACK-CALI REALTY
ACQUISITION  CORPORATION,  a  Delaware
corporation, having  an office at 11 Commerce
Drive, Cranford, New  Jersey 07016 (the
"Purchaser").

               W I T N E S S E T H

     WHEREAS, the Seller is the owner of the real property known and numbered as 555 and 565
Taxter Road, Elmsford, New York consisting of two (2) six (6) story office buildings commonly referred to as Taxter Corporate Park; and

     WHEREAS,  the Seller, as successor in
interest  to  Dean Witter  Realty,  Inc., is a
party to that  certain  Agreement Granting
Lease,  dated  as  of  October   23,   1987
(the "Overlease") among Dean Witter Realty Inc.,
KLM  Royal  Dutch
Airlines, a Netherlands Corporation ("KLM"), and
URBCO, Inc., pursuant to which KLM was granted a
leasehold interest  in  a portion  of  the
Buildings  (the  "Leased  Premises")   more
particularly described in the Overlease; and
     WHEREAS,  Sublandlord and KLM entered into
that  certain sublease dated February 5, 1999
(the "KLM Lease") pursuant to which  KLM  agreed
to lease from Sublandlord and  Sublandlord agreed
to  lease  to  KLM a certain portion  of  the
Leased Premises located at the Property; and
     WHEREAS,  Sublandlord acquired the tenant's
interest  in the  Overlease from KLM pursuant to
a certain Assignment  and Assumption of Lease
dated as of February 8, 1999; and
     WHEREAS, the Seller and the Purchaser have
entered  into negotiations  wherein the Purchaser
expressed its  intent  to purchase  the  Property
from  the  Seller  and  the   Seller expressed
its intent to sell the Property to the
Purchaser; and
     WHEREAS, the Seller and the Purchaser now desire to enter into an agreement whereby, subject to the terms and conditions contained herein, the Seller shall sell the Property to the Purchaser and the Purchaser shall purchase the Property from the Seller; and

     WHEREAS, in connection with the sale of the Property to the Purchaser, Seller and Sublandlord wish to terminate the Overlease; and
     WHEREAS, in connection with the sale of the Property to Purchaser, Seller wishes to acquire from Sublandlord and Sublandlord wishes to convey to Seller its interest under the KLM Lease; and
     WHEREAS, subsequent to the termination of the Overlease, the KLM Lease shall be a direct lease by and between Seller and KLM; and
     WHEREAS, subsequent to the execution and delivery of the A & A Agreements (as hereinafter defined) at Closing (as hereinafter defined) Seller, KLM and Purchaser wish to acknowledge and agree that the KLM Lease shall be a direct lease by and between Purchaser, as landlord, and KLM, as tenant;
     NOW, THEREFORE, in consideration of ten
($10.00) dollars and the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, it is hereby agreed by the parties hereto as follows:
     1.  Sale of the Property.

The  Seller  agrees to sell and convey to the
Purchaser,  and the  Purchaser  agrees to
purchase from the  Seller,  at  the price  and
upon the terms and conditions set forth  in  this
Agreement,  all  those certain plots, pieces and
parcels  of land  described  in Schedule 1 hereto
(the "Land"),  together with  (i)  all  buildings
and other improvements  (including, without
limitation the two (2) office buildings situated
on the   Land)   (collectively,  the
"Buildings"),   (ii)all
easements,   rights   of   way,   reservations,
privileges,
appurtenances,  and other estates and rights  of
the  Seller pertaining  to the Land and the
Buildings, (iii)  all  right,
title  and  interest of the Seller in and  to
all  fixtures, machinery, equipment, supplies and
other articles of personal property  attached  or
appurtenant  to  the  Land   orthe
Buildings, or used in connection therewith
(collectively, the "Personal Property"), and (iv) all right, title and interest of the Seller, if any, in and to the trade names of the Buildings (the Land, together with all of the foregoing items listed in clauses (i)-(iv) above being hereinafter sometimes referred to as the "Property").
          1.1.  Excluded Property.
          Specifically  excluded from the
     Property and this sale are all items of personal property not described in Section
     1 (and all personal property of tenants under the Leases) and the items described in Schedule 2 annexed hereto and made a part hereof.
          1.2.  Closing Date.

          The  delivery  of the Deed and the
     consummation  of the  transactions
     contemplated by this  Agreement  (the
     "Closing")  shall take place at the offices
     of  Bingham Dana  LLP,  399 Park Avenue, New
     York, New York   100224689, at 10:00 A.M. on
     May 2, 2000 or the date which  is ten  (10)
     days after the end of the Due Diligence
     Period unless such day is not a day on which
     the office of  the Clerk  of  the County of
     Westchester, Division  of  Land Records
     (the "Recorders Office") of Westchester
     County, New  York  is  open  for business,
     in  which  case,  the Closing  shall take
     place on the next day on which  such
     Recorder's Office
          is open or such earlier or later date
     as the Seller and Purchaser may agree in
     writing (the "Closing Date").
     Notwithstanding the foregoing sentence,
     Purchaser  shall have  one (1) option to
     extend the Closing Date for  ten (10) days,
     provided Purchaser delivers to Seller
     written notice  of its intent to exercise
     such option  no  later than  May  2,  2000
     or the date which is ten (10) days after the end of the Due Diligence Period.
     2.  Purchase Price.

     The  purchase price to be paid by the
Purchaser  to  the Seller for the Property (the
"Purchase Price") is Forty-Three Million  and
     No/100 Dollars ($43,000,000) payable as follows:

          (a)    Eight  Hundred  Fifty  Thousand
and  No/100
     Dollars  ($850,000) (the "Downpayment")
     shall be payable simultaneously with the
     execution and delivery  of  this Agreement,
     by  delivery  to  Commonwealth  Land   Title
     Insurance Company (the "Escrow Agent") of
     a certified or bank check drawn on or by a
     bank which is a  member of the New York
     Clearing House Association  (a "Clearing
     House   Bank")  or  by  wire   transfer of
     immediately  available  funds  to  the
     Escrow   Agent's account  as  set  forth  in
     the Escrow  Agreement.The
     Downpayment shall be held and disbursed by the Escrow Agent in accordance with the terms of Section 15 and the Escrow
     Agreement.  At the Closing, the Deposit
     shall be delivered to the Seller and such amount shall be credited against the portion of the Purchase Price payable pursuant to Section 2(b);
          (b)   Upon the Closing, the balance of
the Purchase
     Price (i.e., the Purchase Price minus the credit set forth in Section 2(a) above), plus or minus the apportionments set forth in Section 3, shall be paid by bank wire transfer of immediately available funds to the Seller's account or to the account or accounts of such other party or parties as may be designated by the Seller in writing to Purchaser at least two (2) business day prior to the Closing Date.


     3. Apportionments

     The  following shall be apportioned between
the  Seller and  the Purchaser at the Closing as
of 11:59 p.m. of the day preceding      the
Closing Date (the "Adjustment Date"):

          (a)   fixed or base rents ("Rents")
which have been
     prepaid, security deposits referred to in
     Section 8(e), Rents collected for the month in which the Closing occurs and Additional Rents and other amounts paid by tenants applicable to periods which expire after the Closing Date, which have been received by Seller;

          (b)   real  estate taxes, special
assessments  (but
     only any installment relating to the period in which the Adjustment Date occurs), water charges, sewer rents and charges and vault charges, if any, on the basis of the fiscal years (or applicable billing period if other than a fiscal year), respectively, for which same have been assessed;

          (c)   value of prepaid fuel belonging
to the Seller
     stored on and used for the Property, at the Seller's cost, including any taxes, on the basis of a statement from the Seller's suppliers;

          (d)   charges and payments under
Contracts that are
     being assigned to the Purchaser pursuant to the terms of this Agreement and listed on
     Schedule  3  hereto  or permitted renewals
     or replacements thereof;

          (e)    any   prepaid   items,
including,   without
     limitation, fees for licenses which are transferred to the Purchaser at the Closing and annual permit and inspection fees;

          (f)   utilities, to the extent required
by  Section
     3.4;

          (g)   deposits  with  telephone and
other  utility
     companies, and any other persons or entities who supply goods or services in connection with the Property if same are assigned to the Purchaser at the Closing;

          (h)   personal property taxes, if any,
on the basis
     of the fiscal year for which assessed;

          (i)   all other revenues from the
operation of  the
     Property   other   than  Rents  and
Additional   Rents
     (including, without limitation, parking
     charges,  tenant direct electrical
     reimbursements, HVAC overtime charges,
and telephone booth and vending machine revenues);
     (j)   New  Lease  Expenses as provided  in  Section
10.1.2; and

     (k)  outstanding tenant improvement obligations  in
connection  with  those  Leases listed  on  Schedule  12
hereto,   whereby  any  tenant  improvement  obligations
remaining at Closing shall be a credit to Purchaser against the Purchase Price at Closing;

     (l)    such   other   items  as   are   customarily
apportioned between sellers and purchasers of real properties of a type similar to the Property and located in Westchester County, New York.
     3.1.  Taxes.

     If   the  amount  of  real  estate  taxes,  special
assessments or other taxes for the Property for the fiscal year during which the Closing occurs is not finally determined at the Adjustment Date, such taxes shall be apportioned on the basis of the full amount of the assessment for such period (or the assessment for the prior tax period if the assessment for the current tax period is not then known) and the rate for the immediately prior tax year, and shall be reapportioned as soon as the new tax rate and valuation, if any, has been finally determined. If any taxes which have been apportioned shall subsequently be reduced by abatement, the amount of such abatement, less the cost of obtaining the same and after deduction of sums payable to tenants under Leases or expired or terminated Leases, shall be equitably apportioned between the parties hereto.
     3.2.  Rents.
          3.2.1.  Arrearages.

          If  on  the  Closing Date  any  tenant  is  in
     arrears in the payment of Rent or has not paid  the
     Rent  payable  by  it for the month  in  which  the
     Closing occurs (whether or not it is in arrears for
     such month on the Closing Date), any Rents received
     by  the  Purchaser or the Seller from  such  tenant
     after  the Closing shall be applied to amounts  due
     and  payable  by such tenant during  the  following
     periods   in  the  following  order  of   priority:
     (i)  first,  to  the  month in  which  the  Closing
     occurred, (ii) second, to
     the  current month, and (iii) third, to the  months
     in  which any arrearages exist, paying off the most
     recent  arrears  first.  If Rents  or  any  portion
     thereof  received  by the Seller or  the  Purchaser
     after  the Closing are due and payable to the other
     party by reason of this allocation, the appropriate
     sum,  less  a proportionate share of any reasonable
     attorneys' fees and costs and expenses expended  in
     connection  with the collection thereof,  shall  be
     promptly paid to the other party (to the extent not
     collected  from  or  reimbursed  by  tenants).   At
     Closing,  Seller  shall  deliver  to  Purchaser   a
     schedule of any Rents in arrears as of the  Closing
     Date.
          3.2.2.  Additional Rents.

     If  any tenants are required to pay
percentage rent,  escalation  charges for
real  estate  taxes, parking charges,
operating expenses and maintenance
escalation   charges,   cost-of-living
increases, utility,  sewer or water charges
or other  charges, however characterized
("Additional Rents") and  any Additional
Rents  are collected by  the  Purchaser from
a  tenant  after the Closing Date,  then
the Purchaser  shall promptly apply such
sums  received from  such  tenant during the
following periods  in the following order of
priority:  (i) first, to the month  in which
the Closing occurred, (ii)  second, to  the
current  month, and (iii)  third,  to  the
months  in  which any arrearages exist,
paying  off the most recent arrears first.
If Additional Rents or  any  portion thereof
received by the Seller  or the Purchaser
after the Closing are due and payable to
the  other party by reason of this
allocation, the appropriate sum, less a
proportionate share  of any                     reasonable
attorneys'  fees  and  costs  and
expenses expended in connection with the
collection thereof, shall be promptly paid
to the other  party (to the extent not
collected from or reimbursed  by tenants).
At the Closing, Seller shall deliver  to
Purchaser  a  list  of Additional  Rent
billed  to tenants for the calendar  year in
which the Closing occurs  (both  on  a
monthly  basis  and  in                 the
aggregate), the basis for which the monthly
amounts are being billed and the amounts
incurred by Seller on account of the
components of Additional Rent for such
calendar  year.  Upon the  reconciliation
by Purchaser   of  the  Additional  Rents
billed                                          to
Tenants, and the amounts actually incurred
for such calendar year, Seller and Purchaser
shall be liable for overpayments of
Additional Rents, and shall  be entitled to
payments from Tenants, as the case  may be,
on a pro-rata
     basis  based  upon  each  party's
period                                          of
ownership during such calendar year. To the extent Seller is liable for an overpayment, it shall make such overpayment to Purchaser within thirty (30) days after request, for further distribution by
Purchaser to the tenants, as applicable.
      3.2.3.  Collection After the Closing.

     After  the Closing, the Seller shall
continue to  have  the  right, in its own
name,  to  demand payment of and to collect
Rent and Additional  Rent arrearages owed to
the Seller by any tenant,  which right
shall include, without limitation, the right
to   continue   or   commence  legal
actions                                         or
proceedings against any tenant; provided,
however, Seller  shall be limited to a
contract  action  for recover  of monies
only, and under no circumstances shall
Seller be permitted to bring an  action  for
eviction,  ouster  or removal  of  any
tenant  the Purchaser  agrees to cooperate
with the Seller  for all reasonable respects
and at no
cost  or  expense to Purchaser, in
connection  with such  efforts by the Seller
to collect  such  Rents
     and Additional Rents and to take all steps,
     whether before  or  after  the  Closing  Date,
     as  may  be reasonably necessary to carry out the
     intention  of the  foregoing, including, without
     limitation,  the delivery  to  the  Seller,  upon
     demand,  of any
     relevant books and records (including any  Rent
     or Additional  Rent  statements, receipted  bills
     and copies  of  tenant checks used in payment  of
     such Rent or Additional Rent), the execution of
     any  and all
     consents   or   other  documents,         and
     the
     undertaking of any act reasonably necessary for
     the collection  of such Rents and Additional
     Rents  by the
     Seller.   If  for  any  fiscal  period  which
     includes  the  Adjustment Date tenants  are
     paying Additional  Rent based upon estimates
     prepared  by the
     Seller,  such  Additional  Rents   shall
     be
     reapportioned when the actual expenses for the fiscal period are known.
     3.3.  Water.
     If there is a water meter on the Property, the Seller shall furnish a reading to a date not more than thirty (30) days prior to the Closing Date, and the unfixed water charges and sewer rent, if any, based thereon for the intervening time shall be apportioned on the basis of such last reading.
     3.4.  Utilities.

     The  Seller  will  use all commercially
reasonable efforts to obtain final cut-off readings of fuel, telephone, electricity, and gas to be made as of the Adjustment Date. The Seller shall pay the bills based on such readings promptly after the same are rendered. If arrangements cannot be made for any such cut-off reading, the parties shall apportion the charges for such services on the basis of the bill therefor for the most recent billing period prior to the Adjustment Date, and when final bills are rendered for the period which includes the Adjustment Date the Seller and Purchaser shall promptly readjust the apportionments in accordance with such final bills.
     3.5.  Post-Closing Adjustments.

     The  items  set forth in this Section  3  shall
be apportioned at the Closing by payment of the net
amount of  such apportionments to the Seller in the
manner  set forth herein for the
payment  of  the Purchase Price if the net
apportionment is  in  favor  of the Seller or by a
credit against  the Purchase  Price if the net
apportionment is in favor  of the Purchaser.  However,
if any of the items subject  to apportionment  under
the foregoing  provisions  of  this Section  3 cannot
be apportioned at the Closing  because of  the
unavailability of the information necessary  to
compute   such  apportionment,  or  if  any  errors
or
omissions in computing apportionments at the Closing
are discovered  subsequent to the Closing,  then  such
item shall  be
reapportioned and such errors  and  omissions
corrected as soon as practicable after the Closing
Date and  the proper party reimbursed, which
obligation shall survive  the Closing for a period of
one year after  the Closing  Date.
Notwithstanding any  of  the  foregoing
provisions  of  this Section 3.5 to  the  contrary,
the
     Purchaser  and  the  Seller  agree  that  the
     one  year limitation set forth in this Section
     3.5 shall not apply to  the parties' obligations
     under Sections                              3.1
     and  3.2
     and that such obligations shall survive the Closing for the period of the statute of limitations in connection with such claims.

          3.6.  Tax Certiorari.

          Seller hereby acknowledges that tax
     proceedings are currently  pending  for  a
     reduction  in  the  assessed valuation  of  the
     Property for fiscal tax  years  1997, 1998,  1999
     and 2000. Seller hereby covenants that it shall not, in connection with the proceedings referenced in the prior sentence, take any action which would have any affect on the assessed value of the Property for the fiscal tax years 2000 and later without the prior written consent of Purchaser, such consent not to be unreasonably withheld or delayed.
     4.  Due Diligence Period.

     Notwithstanding  anything  to  the  contrary
contained herein,  the  Purchaser shall have a Thirty
(30)  day  period commencing on the date hereof (the
"Due Diligence Period") to examine  title to the
Property, to inspect the  physical  and financial
condition  of  the  Property  and  to  review  the
Property    Information   (including,   without
limitation,
environmental  reports).   Neither  the  Purchaser
nor  the
Purchaser's   Representatives   shall   contact    (i)    any
governmental authority or any of the Seller's vendors, employees, consultants or contractors prior to the Closing without first notifying the Seller, or (ii) any of Seller's tenants, without (a) obtaining the Seller's prior written consent in each instance, which consent shall not be reasonably withheld, conditioned or delayed and (b) arranging and scheduling each such meeting with Seller's tenants with Seller or Seller's on-site
Property manager.


          4.1.  Access to the Property.

          During the Due Diligence Period, the
     Purchaser  and the Purchaser's Representatives
     shall have the right  to enter  upon  the
     Property  for  the  sole  purpose
     of
     inspecting   the  Property  and  making  surveys,
soil
     borings,  engineering  tests and  other
     investigations, inspections  and tests
     (collectively, "Investigations"), provided  (i)
     the Purchaser shall give the  Seller  not less
     than  two (2) business days' prior written
     notice before  each  entry, (ii) the first  such
     notice  shall include  sufficient information to
     permit the Seller  to review  the  scope  of the
     proposed Investigations,  and (iii)   neither
     the  Purchaser  nor  the
     Purchaser's
     Representatives shall permit any borings,
     drillings  or invasive  samplings to be done on
     the  Property  without the   Seller's  prior
     written  consent,   not   to
     be
     unreasonably  withheld,  conditioned  or
delayed. Any
     entry upon the Property and all Investigations
     shall  be during  the  Seller's normal business
     hours and  at  the sole   risk  and  expense  of
     the  Purchaser  and                          the
     Purchaser's Representatives, and Purchaser shall use all commercially reasonable efforts so as to minimize interference with the day-to-day operation
of   the
     Property.  The Purchaser shall:

               (a)    promptly  repair  any  damage
to   the
Property  resulting  from any such
Investigations, refill   and   regrade
any  holes  made                           in,   or
excavations  of, any portion of the
Property  used for  such Investigations
so that the Property shall be  in
substantially the same  condition  as
that which existed prior to such
Investigations;

     (b)  fully comply with all Laws
applicable  to the   Investigations
and  all   other   activities
undertaken in connection therewith;

     (c)     permit   the   Seller   to
have       a
representative  present during  all
Investigations undertaken hereunder;

     (d)   take all commercially
reasonable actions
and    implement   all   commercially
reasonable protections  necessary to
ensure that  all  actions taken  in
connection with the Investigations,
and the equipment, materials, and
substances generated, used or brought
onto the Property pose no threat to the
safety or health of persons or the
environment, and  cause                         no  damage  to
the  Property  or  other
property of the Seller or other
persons;

     (e)   only  in  the  event this
Agreement  is
terminated, if requested by the Seller
in  writing, furnish  to the Seller, at
Seller's sole  cost  and expense,
copies of all surveys, soil test
results, engineering,  asbestos,
environmental  and   other studies  and
reports relating to the Investigations
which  the  Purchaser shall obtain with
respect  to
the Property;

     (f)   maintain  or cause to be
maintained,  at
the  Purchaser's expense, a policy of
comprehensive general  public liability
insurance with a combined single  limit
of  not  less  than  $1,000,000  per
occurrence  for bodily injury and
property  damage,
automobile liability coverage including
owned  and hired  vehicles  with a
combined  single  limit  of $1,000,000          per  occurrence
for bodily  injury  and
property  damage, and an excess
umbrella  liability policy for bodily
injury and property damage in the
minimum   amount   of  $3,000,000,
insuring  the
Purchaser  and the Seller and certain
of  Seller's Affiliates                         listed  on
Schedule  4,  as  additional
insureds,  against  any  injuries  or
damages    to
persons  or  property that may result
from  or  are related                      to   (i)  the
Purchaser's   and/or                       the
Purchaser's   Representatives'   entry
upon the
Property,   (ii)   any  Investigations
or   other
activities   conducted  thereon  by
Purchaser  or
Purchaser's Representatives, and (iii)
any and  all other activities
undertaken by the Purchaser and/or the
Purchaser's Representatives in
connection with the   Property,  and
deliver  evidence   of   such insurance
policy to the Seller at the  earlier
of ten  (10) days after the date of
this Agreement  or the first entry on
the Property;

     (g)  indemnify  the Seller  and
the  Seller's Affiliates                        and  hold the
Seller and  the  Seller's
Affiliates  harmless from and against
any  and  all
     claims, demands, causes of action, losses,
     damages, liabilities, costs and expenses
     (including  without limitation   reasonable
     attorneys'    fees                          and
     disbursements), suffered or incurred by the
     Seller or  any  of  the Seller's Affiliates to
     the  extent arising  out  of  or  in connection
     with  (i)  any negligent or reckless
     acts   or   omissions  of  the   Purchaser
     and/or Purchaser's   Representatives   during
     (A)  the
     Purchaser  and/or  the Purchaser's
     Representatives' entry  upon  the Property or (B)
     any Investigations or                       other
     activities  conducted  thereon  by  the
     Purchaser  or the Purchaser's Representatives,
     and (ii)  any  liens or encumbrances filed or
     recorded against  the  Property  as  a
     consequence  of  the Investigations  or  any
     other activities  conducted thereon   by   the
     Purchaser  or  the  Purchaser's Representatives.
     Notwithstanding the foregoing, in no  event shall
     Purchaser indemnify Seller for  any pre-existing
     conditions  or  findings,  including, without
     limitation,  any violation  of  Applicable
     Environmental Law or the existence of any
     Hazardous Substance   discovered   during   the
     course
     of
     Purchaser's due diligence activities; and

          (h)  not,  at any time, contact or
     communicate with  any  tenant of the Property
     for  any  reason whatsoever  without the prior
     written  approval  of the
     Seller,  not  to  be  unreasonably  withheld,
     conditioned   or   delayed,  which
     communications, whether by telephone, in writing or in person, Seller or its designee shall have the right to be present at or otherwise participate in.

     The provisions of this Section 4.1 shall survive the termination of this Agreement and the Closing.
     4.2.  Purchaser's Termination Notice.

     Subject to the provisions of the last paragraph of this Section 4.2, the Purchaser shall have the right to elect to terminate this Agreement by giving written notice (the "Purchaser's Termination
Notice") of such election to the Seller at any time prior to 5:00 p.m. on the last day of the Due
Diligence  Period  if  the Purchaser shall determine
(in the exercise of its sole and exclusive discretion) that Purchaser does not wish to purchase the Property.

     If  for any reason whatsoever the Seller shall
not have  received the Purchaser's Termination Notice
prior to  the  expiration  of  the Due Diligence
Period,  the Purchaser shall be deemed to have
irrevocably waived the right of termination granted
under this Section                              4.2,
and
such right of termination shall be of no further force or effect.
     4.3.  Estoppel Certificates.

     Promptly  after  execution  and  delivery  of
this Agreement,  the  Seller agrees to use  all
commercially reasonable  efforts  to obtain an
Estoppel  Certificate from  each tenant under a Lease
(as hereinafter  defined and  with  the  exception  of
the  Overlease)  dated  no earlier than thirty (30)
days prior to Closing,  but  in
     no  event shall it be deemed to be an obligation
     of  the Seller  under this Agreement to obtain
     executed Estoppel Certificates except for
     Estoppel Certificates  from  (i) all  tenants who
     lease space in excess of 10% of the net rentable
     area of
     each  of  the  Buildings, (ii)  one-half  of  all
     other tenants  at  the  Buildings,  and  (iii)
     the  following tenants:   (x) Nationwide
     Insurance; (y) Paging  Network and   (z)
     American  Home  Assurance.    The   Estoppel
     Certificates shall be in the form annexed hereto as Exhibit G and made a part hereof;
     provided, however, if any tenant is required or permitted under its Lease to make different statements in a certificate of such nature than are set forth in Exhibit G and Seller first requests that such tenant sign an Estoppel
     Certificate in the form of Exhibit G and such tenant declines, the Seller may modify the Estoppel Certificate for such tenant to set forth only the statements required under such tenant's Lease to be made by such tenant in such a certificate. If any tenant who is required to deliver an Estoppel Certificate pursuant to this Section 4.3 fails to deliver an Estoppel
     Certificate in the form required by this Agreement, Seller shall have the right to substitute in lieu thereof an estoppel certificate substantially in such form executed by Seller and such estoppel certificate shall be treated for all purposes as an Estoppel
     Certificate from such failing tenant. In the event that after the Closing the Seller obtains and delivers to the Purchaser an Estoppel
     Certificate from any tenant in the form required by this Section 4.3 for which the Seller has substituted an estoppel certificate executed by it at the Closing, then such Seller estoppel shall be of no further force and effect and the Seller shall thereafter have no liability under such Seller estoppel certificate.
     5.  Title.

     The  Seller shall convey and the Purchaser shall
accept title to the Property subject only to those
matters set forth on     Schedule   5   hereto
(collectively   the   "Permitted
Encumbrances").  The Purchaser has ordered at the
Purchaser's expense,  a  commitment for an owner's
fee  title  insurance policy  with respect to the
Property (the "Title Commitment") from  Commonwealth
Land Title Insurance Company  (the  "Title Company"),
together  with true and complete  copies  of  all
instruments giving rise to any defects or exceptions
to title to  the Property.  Purchaser shall instruct
the Title Company to  send  to  Seller's counsel a
copy of the Title Commitment and  all  related title
exception documents  to  Seller  upon receipt  of
same.  The Seller has delivered to the Purchaser, an
as-built  survey  which may, at  Purchaser's  option
and expense be updated, ("Survey") of the Land and
Buildings  and prepared  in  accordance  with the
"Minimum  Standard  Detail Requirements  for
ALTA/ACSM  Land  Title  Surveys"   jointly established
and adopted by ALTA and ACSM in 1992.

          5.1.  Unacceptable Encumbrances.
          If  the Title Commitment or the Survey
     indicate the existence  of  any liens or
     encumbrances  (collectively, "Liens")  or other
     defects or exceptions in or to  title to  the
     Property other than the Permitted  Encumbrances
     (collectively, the "Unacceptable Encumbrances")
     subject
     to  which the Purchaser is unwilling to accept
     title and the Purchaser gives the Seller notice
     of the same within ten  (10)  business  days
     after  receipt  of  the  Title Commitment and the
     Survey, the Seller shall undertake to eliminate
     the  same (or to arrange for title  insurance
     insuring   against  enforcement  of  such
     Unacceptable Encumbrances against, or collection
     of the same out  of, the  Property)  subject to
     Section 5.2.   The  Purchaser hereby  waives  any
     right the  Purchaser  may  have  to advance  as
     objections to title or as grounds  for  the
     Purchaser's  refusal  to  close  this
     transaction     any
     Unacceptable Encumbrance which the Purchaser does not notify the Seller of within such ten
     (10) business day period unless (i) such Unacceptable Encumbrance was first raised by the Title Company subsequent to the date of the Title Commitment and the Survey, respectively, and (ii) the Purchaser shall notify the Seller of the same within ten (10) business days after the Title Company first notifies
     Purchaser of such  Unacceptable Encumbrance.
     The Seller, in its sole discretion, may adjourn the Closing one or more times for up to sixty
     (60)  days  in  the  aggregate  in  order  to
     eliminate Unacceptable Encumbrances.
   5.2.  Removal of Unacceptable Encumbrances.

          The  Seller  shall not be obligated  to
     bring  any action  or proceeding, to make any
     payments or otherwise to  incur any expense in
     order to eliminate Unacceptable Encumbrances not
     waived by the Purchaser or  to  arrange for title
     insurance insuring against enforcement of such
     Unacceptable Encumbrances against, or collection
     of  the same  out  of, the Property; except that
     the Seller,  at its  sole  cost  and  expense,
     shall  satisfy  and  cure Unacceptable
     Encumbrances which are (i) mortgages, UCC-1
     financing statements and past due real estate
     taxes  and assessments  secured by or affecting
     the  Property,  and (ii) judgments against the
     Seller or other Liens secured by  or  affecting
     the Property which judgments and other Liens  can
     be satisfied by payment of liquidated amounts not
     to  exceed $100,000 in the aggregate for  all
     such judgments and other Liens.  The Seller may
     eliminate any such  Unacceptable Encumbrance by
     the payment of amounts necessary  to  cause the
     removal thereof of  record,  by bonding  over
     such Unacceptable Encumbrance in a  manner
     reasonably satisfactory to the Purchaser or by
     arranging for  title  insurance  reasonably
     satisfactory  to  the Purchaser   insuring
     against   enforcement                          of
     such
     Unacceptable Encumbrance against, or collection of the same out of, the Property.

5.3  Options Upon Failure to Remove Unacceptable
Liens.

          If  the  Seller  is  unable  or  is  not
     otherwise obligated  (pursuant to Section 5.2)
     to  eliminate  all Unacceptable  Encumbrances not
     waived by the  Purchaser, or  to bond over in a
     manner reasonably satisfactory  to the  Purchaser
     any Unacceptable Encumbrances not  waived by  the
     Purchaser,  or to arrange for  title  insurance
     reasonably acceptable to the Purchaser insuring
     against enforcement  of such Unacceptable
     Encumbrances  against, or  collection of the same
     out of, the Property, and  to convey  title  in
     accordance with  the  terms  of  this Agreement
     on or before the Closing Date (whether or  not
     the  Closing  is adjourned as provided in Section
     5.1), the  Purchaser shall elect on the Closing
     Date,  as  its sole remedy for such inability of
     the Seller, either (i)
to  terminate  this  Agreement by notice
given  to  the Seller  pursuant  to Section
14.1, in  which  event  the provisions  of
Section 14.1 shall  apply,  or  (ii)  to
accept  title  subject to such Unacceptable
Encumbrances and  receive  no  credit
against, or reduction  of,  the Purchase
Price.
     5.3.  Use of Purchase Price.
     If  on  the Closing Date there may be
any Liens  or other   encumbrances  which
the  Seller  must  pay                                or
discharge in order to convey to the
Purchaser such title as is herein provided to be conveyed, the Seller may use any portion of the Purchase Price to satisfy the same, provided:

          (a)  the Seller shall deliver to
     the Purchaser or  the  Title Company,
     at the Closing, instruments in
     recordable form and sufficient to
     satisfy  such Liens  (plus  penalties
     and interest,  if  any)  or other
     encumbrances of record together with
     the cost of recording or filing said
     instruments; or
          (b)  the Seller, having made
     arrangements with the  Title Company,
     shall deposit with said company
     sufficient moneys (plus penalties and
     interest,  if any)  acceptable  to
     said company  to  insure  the obtaining
     and the recording of such
     satisfactions. 5.4.  Franchise Taxes.
     Any  franchise  or corporate tax  open,
levied or imposed against the Seller or other owners in the chain of title that may be a Lien on the Closing Date shall not be an objection to title if the Title
Company omits same from the title policy issued pursuant to the Title Commitment or excepts same but insures the Purchaser against collection thereof out of the Property.
      5.5.  Transfer Taxes; Title Insurance
                    Premiums.

     At  the  Closing, the Seller shall pay
all transfer and                                      recording  taxes
(the  "Transfer  Tax  Payments")
imposed pursuant to the Laws of the State of
New York or any  other  governmental
authority  in  respect  of  the transactions
contemplated by this Agreement by  delivery
to  the  Title Company of sufficient funds
to  pay  such taxes  together  with  any
return  (the  "Transfer  Tax Returns")
required thereby which shall be duly
executed, and
     acknowledged where necessary by the
Seller and  the Purchaser to the extent
required by applicable law.                           At
the  Closing,  the  premiums due the  Title
Company  to obtain title insurance policies
in the form contemplated by  the  Title
Commitment (as the same may  be  amended
pursuant  to this Agreement), the cost of
obtaining  the survey and other Closing-
related expenses shall be  paid in  the
manner  set forth on Schedule  6  hereto.            The
provisions  of  this Section 5.6 shall
survive  for  six months following the
Closing Date.
     5.6.  Bulk Sales.

     The Closing shall be consummated
without compliance with  bulk  sales laws.
If by reason of any applicable bulk sales law, any claims are asserted by creditors of Seller related to periods prior to the Closing, such claims shall be the responsibility of Seller, and Seller shall jointly and severally indemnify, defend and hold harmless Purchaser (and their respective directors, officers, employees, affiliates, successors and assigns) from and against all losses or liabilities, if any, based upon, arising out of or otherwise in respect of the failure to comply with such bulk sales laws.
6. Representations and Warranties of the Seller.

     The Seller represents and warrants to the Purchaser as follows:
          (a)   The  Seller  is  a duly  formed  and
validly
     existing general partnership organized under the laws of the State of New York and is qualified under the laws of the State of New York to conduct business therein.

          (b)   The  Seller has the full, legal right,
power
     and authority to execute and deliver this Agreement and all documents now or hereafter to be executed by the Seller pursuant to this Agreement (collectively, the "Seller's
     Documents"), to consummate the transaction contemplated hereby, and to perform its obligations hereunder and under the Seller's
     Documents.

          (c)   This Agreement and the Seller's
Documents  do
     not  and  will  not  contravene  any  provision
     of  the partnership   agreement  of  the
     Seller,   any   other agreements, documents or
     instruments to which the Seller is a party or may
     be bound, any judgment, order, decree, writ or
     injunction issued against the Seller, or, to the
     Seller's actual knowledge, any provision of any
     laws  or governmental ordinances, rules,
     regulations,  orders  or requirements
     (collectively, the "Laws")  applicable  to the
     Seller.   The  consummation  of  the
     transactions contemplated hereby will not result in a breach or constitute a default or event of default by the Seller under any agreement to which the Seller or any of its assets are subject or bound and will not result in a violation of any Laws applicable to the Seller.

          (d)   There  are  no leases, subleases,
tenancies,
     licenses  or other use or occupancy agreements
     affecting any  portion of the Property on the
     date hereof, or  any amendments  or modifications
     thereof, except  for  those items  listed in
     Schedule 7 annexed hereto  and  made  a part
     hereof (collectively, the "Leases").  The copies
     of the  Leases furnished by the Seller to the
     Purchaser are true  and  complete.  To the
     Seller's actual  knowledge, the  Leases  are in
     full force and effect,  without  any material
     default   by   the  Seller   and/or
     tenants
     thereunder.  To the Seller's actual knowledge,
     except as listed  on  Schedule  7, the Seller
     has  not  given  or received any notice of
     default which remains uncured  or unsatisfied,
     with respect to any of the Leases.   As  of the
     Closing Date, all of the leasing commissions in connection with the Leases have been paid or satisfied.

          (e)  To the Seller's actual knowledge, there
     are no pending   actions,  suits,  labor
     disputes,  litigation proceedings or
     investigations to which the Seller is a party before any court or other governmental authority with respect to the Property or Seller except as set forth on Schedule 8 hereto.

     (f)   Except  as  disclosed on Schedule
9  hereto,
since  the date the Seller acquired legal
and beneficial title  to the Property (i) to
Seller's actual knowledge, neither  Seller
nor any third party has engaged  in  the
generation,  use,  manufacture, refinement,
production, transferring,  treatment,
storage  or  disposal  of  any Hazardous
Substance  (as hereinafter  defined)  on
the Property  in  violation of Applicable
Environmental  Law (as  hereinafter
defined), the cost  of  correction  or
remediation  of  which  would have  a
material  adverse effect  upon  the  value
of the Property,  and  (ii)  to Seller's
actual knowledge, neither Seller nor any
third party   has  received  any  written
notice     from   any
governmental  authority  having
jurisdiction  over  the Property,  nor  does
Seller have any knowledge,  of  any
violation of Applicable Environmental Law or
any  Permit with  respect to the Property
which requires  corrective action,  the cost
of which would have a material adverse
effect  upon  the value of the Property.
Disclosure  of any matter on Schedule 9
hereto shall not constitute any admission by
Seller that such matter was material  or  a
violation of Applicable Environmental Law.
As  used  in this  Agreement,  the term
"Hazardous  Substance"  shall mean  any
substance, chemical or waste that is
currently listed,  defined or referred to as
hazardous,  toxic  or dangerous  or  as  a
pollutant  or  contaminant   under
Applicable   Environmental  Law.   As   used   in   this
Agreement, the term "Applicable
Environmental Law" shall mean    the            Comprehensive
Environmental                                 Response,
Compensation  and  Liability Act ("CERCLA"),
42  U.S.C. 9601 et seq.; the Resource
Conservation and Recovery Act ("RCRA"),   42
U.S.C.   6901,  et  seq.;   the   Water
Pollution  Control  Act, 33 U.S.C.  1251  et
seq.;  the Clean  Air  Act, 42 U.S.C.  7401
et seq.; and the  Toxic Substances  Control
Act, 15 U.S.C.   2601  et  seq.;  as the
foregoing have been amended from time to
time to the date  of this Agreement; and any
similar federal,  state and                    local  laws,
ordinances,  regulations,                      orders,
directives or requirements implementing such
statutes in effect   on  the  date  hereof
imposing  liability                            or
establishing  standards  of  conduct  for
environmental protection   or   in  any  way
related   to  Hazardous
Substances.

     (g)    There   are  no  service
contracts,   union
contracts,  employment agreements  or  other
agreements affecting the Property or the
operation thereof,  except the Contracts as
defined in Section 8(c) below.  All  of the
Contracts  are  and will on  the  Closing
Date  be unmodified  and  to  Seller's
actual knowledge  in  full force and effect
without any default or claim of default by
any  of  the parties thereto, except those
Purchaser elects not to assume.  To Seller's
actual knowledge  all sums  presently  due
and payable by  Seller  under  the Contracts
have been fully paid and all sums which
become due  and payable between the date
hereof and the Closing Date  shall be fully
paid by Seller on the Closing  Date or,
with  respect to work being performed to
implement tenant   improvements,  any  lien
that   could   result therefrom  will have
been insured against by the Title Company. Provided that Purchaser delivers to Seller written notice of those Contracts Purchaser shall assume at Closing, Seller hereby covenants and agrees to terminate as of the Closing Date those Contracts not being assumed by Purchaser.

     (h)    The   Licenses  include  all
certificates, licenses,  permits and
authorizations,  including  those relating
to  any  environmental matters,  necessary
to operate  and  occupy the Buildings  and
are  listed  on Schedule  11.  Seller has
not received any  notice  that any  of the
Permits and Licenses are subject to,  or  in
jeopardy  of,  revocation  or  non-renewal.
Seller  is current  in the payment of any
fees required to be  paid for  the permits
and licenses.  All permits and licenses are
in full force and effect.
     (i)   Seller has received no written
notice and has no                                    knowledge   of  (i)
any  pending  or  contemplated
annexation  or  condemnation  proceedings,
or   private purchase in lieu thereof,
affecting or which may  affect the Property,
or any part thereof, (ii) any proposed  or
pending  proceeding  to change or  redefine
the  zoning classification of all or any
part of the Property, (iii) any  proposed
or pending special assessments  affecting
the  Property  or  any  portion  thereof
and  (iv)  any proposed change(s) in any
road or grades with respect to the  roads
providing a means of ingress or egress to
the Property.   Seller  agrees to furnish
Purchaser with a copy of any such notice received within two (2) days after receipt.

     (j)   To  Seller's  actual  knowledge,
Seller  has provided  Purchaser  with  (x)
all  reports,  including without
limitation,  the  Environmental  Documents,
in Seller's possession or under its control
related to  the physical  condition of the
Property, and (y) all  books, records,
tenant  data,  leasing  material  and
forms, current  rent  rolls,  files,
statements,  tax  returns, market  studies,
plans, specifications,  reports,  tests and
other  materials of any kind owned  by  or
in  the possession or control of Seller
which are or may be used by  Seller  in the
use and operation of the Property  or
Personal  Property (collectively, and
together with  the Promotional   Materials,
the  "Books   and   Records").
"Environmental  Documents"  shall  mean  all
Phase   I environmental reports in
connection with the Property in the
possession of Seller.

     (k)  Seller has no knowledge of any
violations,  or of  any  notices,  suits,
investigations  or  judgments relating   to
any   violations   (including,   without
limitation, Environmental Laws), or any
laws, ordinances or regulations affecting the Property, or any violations or conditions that may give rise thereto.

     (l)  To the Seller's knowledge, there
are no tenant improvement  obligations
affecting the Property  on  the date
hereof, except for those items listed in
Schedule 12 annexed hereto and made a part hereof.
     6.1.  Survival of Representations.

     The  representations and warranties of
the  Seller set forth in this Section 6 (i)
shall be true,
accurate  and correct in all material
respects upon  the execution  of this
Agreement and shall be deemed  to  be
repeated on and as of the Closing Date
(except  as  they relate  only to an earlier
date), and (ii) shall  remain operative  and
shall  survive  the  Closing                   and   the
execution and delivery of the Deed for a
period  of  six (6)  months  following the
Closing Date and  then  shall expire,  and
no action or claim based thereon  shall  be
commenced after such period.
     6.2.  Discovery of Untrue
Representation.
     If  at  or  prior to the Closing, (i)
the Purchaser shall  become  aware that any
of the representations  or warranties   made
herein  by  the  Seller  is   untrue,
inaccurate  or  incorrect in any  material
respect  and shall give the Seller notice
thereof at or prior to  the Closing,  or
(ii) the Seller shall notify the  Purchaser
that  a  representation or warranty made
herein  by  the Seller  is  untrue,
inaccurate or incorrect,  then  the Seller
may, in its sole discretion, elect by notice
to the  Purchaser to adjourn the Closing one
or more  times for  up to sixty (60) days in
the aggregate in order  to cure  or  correct
such untrue, inaccurate  or  incorrect
representation  or warranty.  If any such
representation or  warranty is not cured or
corrected by the Seller  on or  before the
Closing Date (whether or not the  Closing is
adjourned as provided above), then the
Purchaser, as its  sole  remedy  for such
inability of  Seller,  shall elect  either
(i)  to waive such misrepresentations  or
breaches  of  warranties and consummate the
transactions contemplated hereby without any
reduction of  or  credit against  the
Purchase Price, or (ii) to terminate  this
Agreement  by  notice given to Seller
pursuant  to  the provisions  of Section
14.1.  In the event  the  Closing occurs,      the   Purchaser
hereby   expressly   waives,
relinquishes and releases any right or
remedy  available to  it at law, in equity
or under this Agreement to make a   claim
against the Seller for damages that the Purchaser may incur, or to rescind this Agreement and the transactions contemplated hereby, as the result of any of the Seller's representations or warranties being untrue, inaccurate or incorrect if the Purchaser knew that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing and the Purchaser nevertheless closes title hereunder.
     6.3.  Limited Nature of
Representations.

     The  Purchaser acknowledges that
neither the Seller nor  any  of the Seller's
Affiliates, nor any  of  their agents  or
representatives, nor  Broker  has  made  any
representations  or  held out  any
inducements  to  the Purchaser  other than
those specifically  set  forth  in this
Section   6  and  Section  11.    The          Purchaser
acknowledges that the Seller, pursuant to
the  terms  of this   Agreement,   has
afforded  the   Purchaser                      the
opportunity   for   full  and  complete
investigations, examinations  and
inspections of the Property  and  all
Property  Information.  The Purchaser
acknowledges  and agrees  that  (i) the
Property Information delivered  or made
available to the

     Purchaser  and  the Purchaser's
Representatives  by the  Seller or the
Seller's Affiliates, or any of  their agents
or  representatives may have  been  prepared
by
     third  parties  and may not be the work product
of  the
     Seller  and/or  any  of  the Seller's
     Affiliates;  (ii) Seller  has advised that
     neither the Seller nor                     any
     of
     the   Seller's  Affiliates  has  made  any
     independent investigation  or verification of, or
     has any  knowledge of,  the  accuracy  or
     completeness  of,  the  Property Information
     (except that Seller represents that            it
     has
     provided  Purchaser  with true,  accurate  and
     complete copies of the Property Information in
     its possession  or control);  (iii) except as
     otherwise set  forth
     herein,
     the   Purchaser   is   relying   solely   on
its  own
     investigations,  examinations  and  inspections
of  the
     Property  and  those of the Purchaser's
     Representatives and   is                   not
     relying  in  any  way  on  the  Property
     Information  furnished  by the  Seller  or  any
of  the
     Seller's   Affiliates,  or  any  of  their
agents         or
     representatives; and (iv) the Seller expressly
     disclaims any  representations or warranties with
     respect    to  the
     accuracy  or  completeness of the  Property
     Information (except  that  Seller represents that
     it  has  provided Purchaser with true, accurate
     and complete copies of the Property Information
     in its possession or control), and, except  as
     otherwise  set forth herein,  the  Purchaser
     releases  the  Seller and the Seller's
     Affiliates,  and their  agents  and
     representatives, from  any  and  all liability
     with respect thereto.  The Purchaser or anyone
     claiming  by,  through  or under the  Purchaser,
     hereby fully  and  irrevocably  releases  the
     Seller  and  the Seller's Affiliates from any and
     all claims that it  may now  have or hereafter
     acquire against any of the Seller or       the
     Seller's  Affiliates  for  any  cost,   loss,
     liability, damage, expense, action or cause of action,
     whether foreseen or unforeseen, arising from or related to the presence of environmentally hazardous, toxic or dangerous substances, or any other conditions (whether patent, latent or otherwise) affecting the Property, except for claims against the Seller based upon any obligations and liabilities of the Seller expressly provided in this Agreement.

     The provisions of this Section 6 shall survive the Closing.
7.  Representations and Warranties of the Purchaser.

     The Purchaser represents and warrants to the Seller as follows:

          (a)   The  Purchaser is a duly formed  and
validly
     existing corporation organized under the laws of the
     State of Delaware, and is qualified under the laws of the State of New York to conduct business therein on the date hereof.

          (b)   The  Purchaser  has the  full,  legal
right,
     power,  authority and financial ability to
     execute  and deliver  this  Agreement  and  all
     documents  now                   or
     hereafter to be executed by it pursuant to this Agreement (collectively, the "Purchaser's
     Documents"), to consummate the transactions contemplated hereby, and to perform its obligations hereunder and under the
     Purchaser's Documents.

          (c)   This  Agreement and the Purchaser's
Documents
     do  not and will not contravene any provision of
the By-
     Laws of the Purchaser, any judgment, order,
     decree, writ or  injunction  issued  against the
     Purchaser,  or  any provision of any Laws
     applicable to the Purchaser.                         The
     consummation of the transactions contemplated hereby will not result in a breach or constitute a default or event of default by the Purchaser under any agreement to which the Purchaser or any of its assets are subject or bound and will not result in a violation of any Laws applicable to the Purchaser.

          (d)    There   are   no  pending  actions,
     suits, proceedings or investigations to which the Purchaser is a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby.
     The representations and warranties of the Purchaser set forth in this Section 7 and elsewhere in this Agreement shall be true, accurate and correct in all material respects upon the execution of this Agreement, shall be deemed to be repeated on and as of the Closing Date (except as they relate only to an earlier date) and shall survive the Closing for a period of six (6) months.
     8. Documents to be Delivered by the Seller at Closing.

     At  the  Closing, the Seller shall execute,
acknowledge and/or   deliver,  as  applicable,  the
following   to      the
Purchaser:

          (a)  A bargain and sale deed with covenants
     against grantor's acts (the "Deed") conveying title to the Property in the form of Exhibit
     A annexed  hereto  and made a part hereof.

          (b)   The  Assignment and Assumption of
     Leases  and Security  Deposits  in  the form of
     Exhibit  B  annexed hereto and made a part hereof
     assigning without warranty or                        representation,
     except  as  set  forth   in   this
     Agreement,  all  of  the  Seller's  right,
title     and
     interest, if any, in and to the Leases in effect on the Closing Date, all guarantees thereof and the security deposits thereunder, if any (the
     "Lease Assignment").

(c)  The Assignment and Assumption of Contracts
and Licenses
in  the  form of Exhibit C annexed hereto and made  a  part
hereof  (the  "Contract  and LicenseAssignment")  assigning
without warranty or representation, except as set forth  in
this  Agreement,  all  of  the Seller's  right,  title  and
interest,  if  any,  in and to (i) all  of  the  assignable
licenses,  permits, certificates, approvals, authorizations
and variances issued for or with respect to the Property by
any  governmental authority (collectively, the "Licenses"),
and  (ii) all assignable purchase orders, equipment leases,
advertising   agreements,  franchise  agreements,   license
agreements,  leasing  and brokerage  agreements  and  other
service contracts relating to the operation of the Property
(collectively,   the  "Contracts")  which   Purchaser   has
elected, by written notice to Seller delivered at least five (5) days prior to the Closing, to assume.

          (d)   The  Assignment and Assumption of  Intangible
     Property  in  the form of Exhibit D annexed  hereto  and
     made   part   hereof  assigning
     without   warranty   or representation
     all  of the Seller's  right,  title
     and interest,  if  any,  in and to all
     intangible  property owned by the
     Seller with respect to the operation of
     the
Property listed on Schedule 10 annexed
hereto and made a part  hereof, including,
without limitation,  the  trade name
"Taxter Corporate Park" (the "Intangible
Property Assignment")  (the Lease
Assignment,  the  Contract  and License
Assignment   and   the   Intangible             Property
Assignment are herein referred to
collectively as the "A & A Agreements").

     (e)   Original executed counterparts of
all  Leases
and  New  Leases, if any, and any
amendments, guarantees and other documents relating thereto, together with a schedule of all tenant security deposits thereunder and the accrued interest on such security deposits payable to tenants which are in the possession of or received by the Seller and certified copies of such Leases where
Seller, using all commercially reasonable efforts is unable to deliver originals of same.

     (f)   A  bill  of  sale in the form  of
Exhibit  E
annexed  hereto  and made a part hereof
(the  "Bill  of Sale")  conveying,
transferring  and  selling  to   the
Purchaser without warranty or representation all right, title and interest of the Seller in and to all Personal Property. The
Purchaser shall indemnify the Seller for any sales tax which may be owed or claimed to be owed in connection with the conveyance of the Personal Property. Notwithstanding the foregoing, the Seller and Purchaser hereby agree that no portion of the Purchase Price is being allocated to the Personal Property.

     (g)   Notices to the tenants of the
Property in the
form of Exhibit F annexed hereto and made a part hereof advising the tenants of the sale of the Property to the Purchaser and directing that rents and other payments thereafter be sent to the Purchaser or as the Purchaser may direct.

     (h)   A certificate of each of the
general partners
of the Seller that the Seller and each of the general partners have taken all necessary partnership action to authorize the execution, delivery and performance of this Agreement, the consummation of the transaction contemplated hereby and the documents to be delivered hereunder.

     (i)     Executed   originals   of   all    Estoppel
Certificates required by Section 4.3 and any other Estoppel Certificates, received by the Seller from tenants prior to the Closing Date and not previously delivered to the Purchaser.

     (j)   Keys  to all entrance doors to,
and equipment
and  utility  rooms located in, the
Property; provided, however, if the keys are located in the Property manager's office on the Property, the keys may be delivered to Purchaser's Representative at such office.

     (k)   All  other original documents or
instruments
referred  to herein, including without
limitation those Contracts being assigned to Seller, and all original Licenses and Books and Records, and certified copies of same where Seller, using its best efforts, is unable to deliver originals.
     (l)   To  the extent in the Seller's
possession  or
control and not located at the Buildings, plans and specifications of the Buildings.

     (m)  The Transfer Tax Returns, if any.

     (n)  A "FIRPTA" affidavit sworn to by
the Seller in the  form  of Exhibit H
annexed hereto and made  a  part hereof. The
Purchaser acknowledges and agrees that  upon
the  Seller's delivery of such affidavit,
the  Purchaser shall  not  withhold any
portion of the  Purchase  Price pursuant to
Section 1445 of the Internal Revenue Code of
1986,   as  amended,  and  the  regulations
promulgated thereunder.

     (o)   The  Termination, Assignment and
Recognition
Agreement  in the form of Exhibit L attached
hereto  and made  a  part  hereof (the
"Termination, Assignment  and Recognition
Agreement")  pursuant  to  which  (i)                the
Overlease   shall  be  terminated;  (ii)
Sublandlord's
interest  under  the  KLM Lease  shall  be
assigned    to
Seller; and (iii) Seller and

     KLM  shall  recognize and agree that
subsequent  to
the termination of the Overlease, the KLM
Lease shall be a direct lease by and between Seller as landlord and KLM as tenant or, if Purchaser shall have waived Seller's obligation to deliver the Termination,
Assignment and Recognition Agreement, an assignment of the Overlease and of all Sublandlord's rights under the KLM Lease.

     (p)   An  affidavit,  and such  other
document    or
instruments  required by the Title Company,
executed    by
Seller  to the Title Company (i)
indemnifying it against any  work  done  or
supplies delivered to  the  Property which
might be grounds for a materialman's or
mechanic's lien  under  or  pursuant  to
New  York  Law,  in  form sufficient  to
enable the Title Company to affirmatively
insure  Purchaser  against  any  such  lien,
and  (ii)
certifying   that  the  signatures  on  the
Deed       are
sufficient  to  bind Seller and convey the
Property    to
Purchaser,  together  with  good  standing
certificates issued by the State of Delaware
and qualification to                                 do
business certificates issued by the State of New York.

     (q)   A  list of security deposits and
all non-cash
security   deposits   (including  letters
of   credit)
delivered  by  tenants under the Leases,
together  with other instruments of
assignment, transfer or consent                      as
may be necessary to permit Purchaser to realize upon same.

     (r)     A    certificate   indicating
that       the
representations and warranties of Seller made in this Agreement are true and correct as of the Closing Date, or if there have been any changes, a description thereof.

     (s)   All proper instruments as shall
be reasonably
required  for the conveyance to Purchaser of
all  right, title and interest, if any, of
Seller in or to any award or  payment made,
or to be made, (i) for any  taking                   in
     condemnation, eminent domain or agreement in lieu thereof of land affecting all or any portion of the Property, (ii) for damage to the Property or any part thereof by reason of change of grade or closing of any street, road, highway or avenue adjacent to or abutting the Property, (iii) for any taking in condemnation or eminent domain of any part of the Property and (iv) as a result of any casualty to the Property.
          (t)   A  statement setting forth the
Purchase Price
with all adjustments and prorations shown thereon.

          (u)   A computer diskette containing this
Agreement
 in either WordPerfect or Microsoft Word format.

          (v)  All other documents the Seller is
     required to deliver pursuant to the provisions of this Agreement or which may be reasonably requested by the Title Company.

          (w)   A schedule of any Rents in arrears as
of  the
     Closing Date.
9. Documents to be Delivered by the Purchaser at Closing.

     At the Closing, the Purchaser shall execute, acknowledge and/or deliver, as applicable, the following to the Seller:

          (a)  The cash portion of the Purchase Price
     payable at  the  Closing  pursuant  to  Section
     2, subject to apportionments, credits and adjustments as provided in this Agreement.

          (b)  The Bill of Sale.

          (c)   The  Sales Tax Return, if required,
together
     with a good, unendorsed certified or official bank check drawn on or by a Clearing House
     Bank payable to the order of the appropriate collection officer in the amount of the sales tax due thereon.

          (d)   If the Purchaser is a corporation, (i)
copies
     of  the certificate of incorporation and by-laws
     of  the Purchaser  and  of  the  resolutions  of
     the  board  of directors  of  the Purchaser
     authorizing the  execution, delivery  and
     performance of  this  Agreement  and  the
     consummation  of the transactions contemplated
     by  this Agreement certified as true and correct
     by the Secretary or  Assistant Secretary of the
     Purchaser;  (ii)  a  good standing                   certificate   issued
     by   the   state                                      of
     incorporation of the Purchaser, dated within thirty (30) days of the Closing Date; (iii) a qualification to do business certificate issued by the State of New York, dated within thirty (30) days of the Closing Date; and (iv) an incumbency certificate executed by the Secretary or Assistant Secretary of the Purchaser with respect to those officers of the Purchaser executing any documents or instruments in connection with the transactions contemplated herein.

          (e)   If the Purchaser is a partnership, (i)
copies
     of the Purchaser's partnership agreement and
     partnership certificate (if applicable) and, if
     required by  law  or its   partnership
     agreement,  copies   of   partnership resolutions
     and/or consents of the partners authorizing
     the   execution,  delivery  and  performance   of
     this Agreement  and  the  consummation  of  the
     transactions contemplated  by this Agreement, all
     certified  as  true and  correct  by  the
     managing general  partner  of  the Purchaser, or
     in the absence thereof, then by all of the
     Purchaser's  general partners; (ii)  a  legal
     existence certificate issued by the state of
     organization  of  the Purchaser, dated within
     thirty (30) days of the  Closing Date;   and
     (iii)  a  qualification  to  do   business
     certificate  issued  by the State  of  New  York,
     dated within thirty (30) days of the Closing
     Date.
          (f)   If  the  Purchaser  is  a  limited
liability
     company,   (i)  copies  of  the  Purchaser's
operating
     agreement and, if required by law or its
          operating agreement, copies of resolutions
     of  the manager   authorizing   the  execution,
     delivery   and
     performance  of  this Agreement and the
     consummation of the transactions contemplated by this Agreement, all certified as true and correct by the manager of the Purchaser; (ii) a good standing certificate issued by the state of organization of the Purchaser, dated within thirty (30) days of the Closing Date; and
     (iii) a qualification to do business certificate issued by the State of New York, dated within thirty (30) days of the Closing Date.

          (g)  The A & A Agreements.

          (h)  The Transfer Tax Returns;

          (i)   The  Termination, Assignment and
Recognition
     Agreement; and

          (j)   All other documents the Purchaser is
required
     to deliver pursuant to the provisions of this Agreement. 10. Operation of the Property prior to the Closing Date.

     Between the date hereof and the Closing Date, the
Seller shall have the right to continue to operate and
maintain  the Property; provided, however, Seller
shall continue to operate and  maintain the Property
in the ordinary course of business and   use
commercially reasonably efforts to reasonably preserve for Purchaser the relationships of Seller and Seller's tenants, suppliers, managers, employees and others having on-going relationships with the Property.
10.1.  New Leases.

          Except  as  hereinafter provided  in  this
     Section 10.1,  the  Seller may modify, extend,
     renew, cancel  or permit  the  expiration of any
     Lease or enter  into  any proposed  Lease  of all
     or any portion of  the  Property without the
     Purchaser's consent; provided, however, that such
     Lease  is  on  Seller's standard  form  with
     such changes  as Seller deems appropriate in the
     exercise  of its  reasonable  discretion.  After
     the  execution  and delivery of this Agreement,
     the Seller shall not modify, extend,  renew or
     cancel (subject to Section  10.2)  any Lease  or
     enter into any proposed Lease of all  or  any
     portion  of  the Property without the Purchaser's
     prior consent  in  each instance, which consent
     shall  not  be unreasonably withheld and shall be
     given or denied, with the  reasons for any such
     denial, within seven (7)  days
     after  receipt by the Purchaser of the Seller's
     notice, which  notice  shall set forth all the
     details  of  the transaction  sufficient  for
     Purchaser  to  make                           its
     decision, including,
          without   limitation,  (i)  the  terms,
plus any
     options, (ii) the Rents and Additional Rents,
     (iii)  the scope  and  cost of tenant
     improvements, (iv) brokerage commissions, (v) the space being let, and (vi) a detailed summary of all New Lease Expenses, requesting the Purchaser's consent to the proposed action relating to such existing or proposed Lease.
     If the Purchaser fails to reply to the Seller's request for consent in a notice given within such period or if the Purchaser expressly denies its consent but fails to provide the Seller with the reasons for such denial, the Purchaser's consent shall be deemed to have been granted.
10.1.1.  New Lease Expenses.

               If  after  the  date  of this
          Agreement,  the Seller,  pursuant to Section
          10.1, enters into  any Leases  or  any
          extension, renewal,  expansion  or
          modification  of any Leases (where such
          extension, renewal,  expansion or
          modification is not provided for  in  such
          Lease), or if tenant  exercises  any
          extension,  renewal, expansion or
          modification  of any  Leases (each, a "New
          Lease"), the Seller shall keep    accurate
          records   of    all
          expenses
          (collectively,  "New Lease Expenses")
          incurred  in connection with each New Lease,
          including,  without limitation,
          the   following:    (i)
          brokerage
          commissions  and  fees  relating  to  such
          leasing transaction,  (ii) expenses incurred
          for  repairs, improvements,   equipment,
          painting,   decorating, partitioning  and
          other  items  to   satisfy               the
          tenant's  requirements with regard to such
          leasing transaction,  (iii)  reimbursements
          to  the  tenant for  the cost of any of the
          items described in  the preceding clause
          (ii), (iv) legal fees for services in
          connection with the preparation of documents
          and other  services  rendered in  connection
          with  the effectuation of the leasing
          transaction,  (v)  rent concessions relating
          to the demised space  provided the tenant
          has the right to take possession of such
          demised  space  during  the  period  of
          such  rent concessions,  and  (vi) expenses
          incurred  for  the purpose               of
          satisfying   or   terminating            the
          obligations of a tenant under a New Lease to the landlord under another lease
          (whether or not such other lease covers space in the Property).
10.1.2.  Allocation of New Lease Expenses.

               The  New  Lease  Expenses for each  New
          Lease allocable  to  and payable by the
          Seller  shall  be determined  by multiplying
          the amount of  such  New Lease  Expenses  by
          a fraction,  the  numerator  of which shall
          be the number of days contained in that
          portion,  if  any, of the term of  such  New
          Lease commencing   on  the  date  on  which
          the   tenant thereunder  shall have
          commenced to pay fixed  rent ("Rent
          Commencement Date") and expiring on the date
          immediately  preceding the Closing  Date,
          and  the denominator of which shall be the
          total  number  of days contained in the
          period commencing on the Rent
          Commencement Date and expiring on the date
          of  the scheduled expiration of the term of
          such New Lease, without  provision for any
          optional  extensions  or renewals, and the
               remaining  balance of the New  Lease
          Expenses for  each  New  Lease  shall be
          allocable  to  and payable  by  the
          Purchaser  by  addition  to
          the
          Purchase  Price.   At  the Closing,  the
          Purchaser shall  reimburse  the  Seller  for
          all  New  Lease Expenses theretofore paid by
          the Seller, if any, in excess  of  the
          portion of the New Lease  Expenses allocated
          to the Seller pursuant to the provisions of
          the  preceding sentence.  For purposes of
          this Section 10.1.2, the Rent Commencement
          Date under  a renewal, extension, expansion
          or modification of  a Lease  shall be deemed
          to be (i) in the case  of  a renewal or
          extension (whether effective prior to or
          after  the  Closing, or in the form  of  an
          option exercisable  in the future), the
          first date  during such   renewal  or
          extension  period   after
          the
          originally scheduled expiration of the term of such Lease on which the tenant under such Lease which is renewed, extended, expanded on or modified after the date hereof commences to pay fixed rent, (ii) in the case of an expansion (whether effective prior to or after the Closing, or in the form of an option exercisable in the future), the date on which the tenant under such Lease commences to pay fixed rent for the additional space, and (iii) in the case of a modification not also involving a renewal, extension or expansion of such Lease, the effective date of such modification agreement. The provisions of this Section 10.1.2 shall survive the Closing.

10.2.  Termination of Existing Leases.

          Notwithstanding anything to the contrary
     contained in this Agreement, the Seller reserves
     the right, but is not  obligated, to institute
     summary proceedings against any  tenant  or
     terminate any Lease as a  result  of  a default
     by  the tenant thereunder prior to the  Closing
     Date  with the prior written consent of
     Purchaser,  such consent  not  to  be
     unreasonably withheld  or  delayed; provided,
     however,  that  such  consent  will  not   be
     required  with respect to leases with Resource
     Mortgage and   AAT   Communications.    The
     Seller   makes   no representations  and  assumes
     no  responsibility   with respect  to (i) the
     continued occupancy of the  Property or
     any  part  thereof  by  any  tenant  and  (ii)
     the
     fulfillment by any tenant of its obligations
     under  any Lease.
     The  removal  of a tenant  whether  by  summary
     proceedings or otherwise prior to the Closing
     Date shall not give rise to any claim on the part
     of the Purchaser, provided  Seller has obtained
     Purchaser's prior  written consent  (as  provided
     in the first  sentence  of  this Section 10.2)
     for such summary proceedings or otherwise, and
     provided further that no such consent from
     Purchaser shall  be  required with respect to
     leases with Resource Mortgage  and AAT
     Communications. Further, the Purchaser agrees
     that it shall not be grounds for the Purchaser's
     refusal to close this transaction that any tenant
     is  a
     holdover  tenant or in default under its Lease
     pursuant to  any  economic or non-economic terms
     of its Lease  on the  Closing  Date and the
     Purchaser shall accept  title subject  to such
     holding over or default without  credit against,
     or reduction of, the Purchase Price.  The terms
     of   this  Section  10.2  are  not  applicable
     to   the
     Overlease,   which   Purchaser   recognizes
     shall   be terminated  at  Closing  pursuant  to
     the  Termination, Assignment and Recognition
     Agreement.
10.3.  Contracts.

          Except  as  hereinafter provided  in  this
     Section 10.3,  the Seller may cancel, modify,
     extend,  renew  or permit the expiration of
     Contracts or enter into any new Contract without
     the Purchaser's prior consent but  only after
     giving   Purchaser   prior   notice   of    such
     cancellation,  modification, extension or
     renewal.  Any new  Contracts  entered into
     between the  date  of  this Agreement and the
     expiration of the Due Diligence Period will  be
     terminable at or prior to the Closing  without
     charge or penalty to Purchaser.  After the
     expiration of the  Due  Diligence Period, the
     Seller shall not modify, extend, renew or cancel
     (except as a result of a default by  the  other
     party thereunder or if the Purchaser  has given
     notice pursuant to Section 6(g) that a Contract
     is not  to be assumed) any Contracts, or enter
     into any new Contract without the Purchaser's
     prior consent  in  each instance,   which
     consent  shall  not  be  unreasonably withheld
     or  delayed,  and if withheld,  the  Purchaser
     shall
          promptly  give  the  Seller a  notice
     stating  the reasons therefor. If the Purchaser
     fails to reply within five  (5) days to the
     Seller's request for consent in  a notice  given
     pursuant to this Section 10.3  or  if  the
     Purchaser  expressly  denies its consent  but
     fails  to provide the Seller with the reasons for
     such denial, the Purchaser's  consent  shall  be
     deemed  to  have   been granted.
10.4.  Operation and Maintenance of Property.

          The  Seller  covenants and agrees that
     between the date hereof and the Closing Date the Seller shall perform or observe the following:

               (a)  Seller shall not:
                    (i)   Enter  into any agreement
               requiring Seller  to  do work for any
               tenant  after  the Closing Date without
               first obtaining the prior written
               consent of Purchaser;
                    (ii)  Apply  any Security
               Deposits  with respect  to  any  tenant
               in occupancy  on  the Closing Date;
                    (iii)      Remove  any Personal
               Property located in or on the Property,
               except  as  may be  required for repair
               and replacement.                           All
               replacements shall be free and clear of
               liens and  encumbrances and shall be of
               quality  at least equal to the replaced
               items and shall be deemed included in
               this sale, without cost  or expense to
               Purchaser; or

                    (iv) Cause or permit the Property,
               or any interest  therein, to be
               alienated, mortgaged, licensed,
               encumbered   or   otherwise                 be
               transferred.

               (b)   Up  to  and including the Closing
          Date, Seller agrees to maintain and keep such hazard, liability and casualty insurance policies in full force and effect in such amounts and covering such risks sufficiently to protect the Property and to protect, to a reasonable and prudent extent, the owner of the Property, in such amounts as are required so as not to be deemed a co-insurer, and for actual replacement cost, against any loss, damage, claim or liability.

               (c)  Seller shall cancel, at its sole
          cost and expense, those Contracts which
          Purchaser elects not to assume.

               (d)   Seller  shall permit Purchaser
          and  its authorized representatives to
          inspect the Books and Records of its
          operations at all reasonable  times. All
          Books  and Records not conveyed  to
          Purchaser hereunder   shall  be  maintained
          for  Purchaser's inspection at Seller's
          address as set forth above.

               (e)    Seller   shall  promptly
notify    the
          Purchaser  of, and shall also promptly
          deliver to the Purchaser, a certified true and complete copy of any Notice the Seller may receive, on or before the Closing Date, from any Governmental Authority, concerning a violation of Applicable Environmental Laws or discharge of Hazardous Substances.

     10.4.1. Broker.

     The  Purchaser and the Seller represent and
warrant  to each other that Insignia/ESG, Inc. (the
"Broker") is the sole broker  with  whom  they have
dealt in  connection  with  the Property  and the
transactions described herein.  The  Seller shall  be
liable  for,  and shall  indemnify  the  Purchaser
against, all brokerage commissions or other
compensation  due to  the Broker arising out of the
transaction contemplated in this Agreement, which
compensation shall be paid subject  and pursuant to a
separate agreement between the Seller  and  the
Broker.   Each party hereto agrees to indemnify,
defend  and
hold  the other harmless from and against any and all
claims, causes  of  action,  losses,  costs,
expenses,  damages   or liabilities,                      including
reasonable  attorneys'   fees                             and
disbursements,  which  the other may  sustain,  incur
or  be exposed  to, by reason of any claim or claims
by any  broker, finder  or other person, except (in
the case of the Purchaser as indemnitor hereunder) the
Broker, for fees, commissions or other   compensation
arising  out   of   the   transactions contemplated
in this Agreement if such claim or claims are based in whole or in part on dealings or agreements with the indemnifying party. The obligations and representations and warranties contained in this
Section 11  shall  survive  the termination of this
Agreement and the Closing.

11.  Casualty; Condemnation.
11.1.  Damage or Destruction.
          If  a  "material" part (as hereinafter
     defined)  of the  Property is damaged or
     destroyed by fire  or  other casualty, the Seller
     shall notify the Purchaser of  such fact  and
     the  Purchaser  shall  have  the  option             to
     terminate this Agreement upon notice to the
     Seller given not  later  than  ten  (10) days
     after  receipt  of  the Seller's notice.  If (i)
     the Purchaser does not elect to terminate this Agreement as to the damaged Property, or (ii)
     there  is  damage  to  or  destruction
     of       an
     "immaterial" part ("immaterial" is herein deemed
     to be any damage or destruction which is not "material", as such term is hereinafter defined) of the Property,  the Purchaser  shall
     close  title  as  provided   in   this Agreement
     and, at the Closing, the Seller shall, unless the Seller has repaired such damage or destruction prior to the Closing, (x) pay over to the Purchaser the proceeds of any insurance collected by the Seller plus any deductible less the amount of all costs incurred by the Seller in connection with the repair of such damage or destruction, and (y) assign and transfer to the Purchaser all right, title and interest of the Seller in and to any uncollected insurance proceeds which the Seller may be entitled to receive from such damage or destruction. A "material" part of the Property shall be deemed to have been damaged or destroyed if the cost of repair or replacement shall exceed $500,000.
11.2.  Condemnation.

          If,   prior  to  the  Closing  Date,  all
or   any
     "significant" portion (as hereinafter defined) of the Property is taken by eminent domain or condemnation (or is the subject of a pending taking which has not been consummated), the Seller shall promptly notify the Purchaser of such fact and the Purchaser shall have the option to terminate this Agreement upon notice to the Seller given not later than ten (10) days after receipt of the Seller's notice. If the Purchaser does not elect to terminate this Agreement, or if an "insignificant" portion
     ("insignificant" is herein deemed to be any taking which is not "significant", as such term is herein defined) of the Property is taken by eminent domain or condemnation, at the Closing the Seller shall assign and turnover, and the Purchaser shall be entitled to receive and keep, all awards or other proceeds for such taking by eminent domain or condemnation.
     A "significant"  portion  of the Property  means
     (i) any portion of the Buildings, (ii) any portion of the parking areas, or (iii) any legally required driveway on the Land.
11.3.  Termination.

          If   the  Purchaser  effectively  terminates
     this Agreement  pursuant  to  Section  12.1  or
     12.2,   this Agreement  shall  be terminated and
     the rights of the parties shall be the same as if notice of termination were given pursuant to Section 14.1. The provisions of this
     Section 12 are intended to supercede and replace any inconsistent or conflicting provisions set forth in Section 5-1311 of the General Obligations Law of the State of New
     York.
     12.  Conditions Precedent to Closing.

12.1.  Conditions Precedent to the Purchaser's
Obligations to Perform.

          The Purchaser's obligation under this
     Agreement  to purchase  the Property is subject
     to the fulfillment  of each    of                    the   following
     conditions:   (i)                                    the
     representations  and warranties of the Seller
     contained herein shall be materially true,
     accurate and correct as of  the  Closing Date;
     (ii) the Seller shall  be  ready, willing  and
     able to deliver title to the  Property  in
     accordance  with  the  terms  and  conditions  of
     this Agreement; (iii) Seller, KLM and Sublandlord
     shall  have executed  and delivered the
     Termination, Assignment  and Recognition
     Agreement and (iv) the  Seller  shall  have
     delivered  all  the documents and other  items
     required pursuant  to  Section 8, and shall  have
     performed  all other  covenants,  undertakings
     and  obligations,                                    and
     complied with all conditions required by this Agreement to be performed or complied with by the Seller at or prior to the Closing.
12.2.   Conditions Precedent to the Seller's
Obligations to Perform.

          The  Seller's  obligation under this
     Agreement  to sell  the  Property to the
     Purchaser is subject  to  the fulfillment of each
     of the following conditions: (i) the
     representations   and  warranties   of   the
     Purchaser contained herein shall be materially
     true, accurate  and correct as of the Closing
     Date; (ii) the Purchaser shall have delivered the
     funds required hereunder and all  the documents
     to be executed by the Purchaser set  forth  in
     Section  9 and shall have performed all other
     covenants, undertakings  and  obligations, and
     complied  with  all conditions required by this
     Agreement to be performed or complied  with  by
     the Purchaser at  or  prior  to  the Closing;
     (iii)   all   consents   and   approvals              of
     governmental  authorities and parties to
     agreements  to which  the  Purchaser  is  a
     party  or  by  which                                 the
     Purchaser's  assets  are bound that  are
     required  with respect                               to   the
     consummation  of  the   transactions
     contemplated by this Agreement shall have been
     obtained and  copies  thereof shall have been
     delivered  to  the Seller  at  or  prior to the
     Closing; and (iv)  KLM  and Sublandlord  shall
     have  executed  and  delivered                       the
     Termination,  Assignment  and Recognition
     Agreement  or Purchaser  shall have waived the
     requirement  that  that Seller   deliver   the
     Termination,   Assignment                            and
     Recognition Agreement at the Closing. Seller
     agrees  to use   commercially  reasonable
     efforts to obtain the Termination, Assignment and Recognition Agreement.
12.3.    Remedies Upon Failure to Satisfy Conditions.

          In  the  event  that  any  condition
     contained in Sections 13.1 or 13.2 is not satisfied, the party entitled to the satisfaction of such condition as a condition to its obligation to close title shall have as its sole remedy hereunder the right to elect to (i) waive such unsatisfied condition whereupon title shall close as provided in this Agreement or (ii) proceed as provided in Section
     14 hereof.

13.  Remedies.
13.1.  Seller's Inability to Perform.

          If  the  Closing fails to occur by  reason
     of  the Seller's inability to perform its
     obligations under this Agreement which has not
     been waived pursuant to  Section
     13.3,  then the Purchaser, as its sole remedy
     for  such inability of the Seller, may terminate
     this Agreement by notice  to  the  Seller.   If
     the  Purchaser  elects  to terminate this
     Agreement, then this Agreement  shall  be
     terminated  and  neither party shall  have  any
     further rights, obligations or liabilities
     hereunder other  than those  obligations, rights
     and liabilities which by  the terms   of   this
     Agreement  expressly                  survive the
     termination   of   this   Agreement   (the
"Surviving
     Obligations"), and except that the Purchaser shall be entitled to a return of the Deposit provided the Purchaser is not otherwise in default hereunder. Except as set forth in this Section 14.1, the Purchaser hereby expressly waives, relinquishes and releases any other right or remedy available to it at law, in equity or otherwise by reason of the Seller's inability to perform its obligations hereunder.
     Notwithstanding anything to the contrary herein, if the Seller's inability to perform its obligations under this Agreement is a result of any action of, or failure to act by, the Purchaser or any of the Purchaser's
     Representatives, the Purchaser shall not be relieved of its obligations under this Agreement and Purchaser shall not be entitled to any right or remedy provided in this
     Section  14.1  or elsewhere in this Agreement.
13.2.  Purchaser's Failure to Perform.

          In   the  event  of  a  default  hereunder
     by  the Purchaser or if the Closing fails to
     occur by reason  of the  Purchaser's  failure  or
     refusal  to  perform  its obligations  hereunder,
     then the  Seller  may  terminate this  Agreement
     by  notice to the  Purchaser.              If
     the
     Seller  elects  to terminate this Agreement,
     then  this Agreement shall be terminated and the
     Seller may  retain the  Deposit as liquidated
     damages for all loss,  damage and  expenses
     suffered by the Seller, it  being  agreed that
     the  Seller's damages are impossible to
     ascertain, and   neither  party  shall  have  any
     further  rights, obligations  or  liabilities
     hereunder, except  for  the Surviving
     Obligations.  Nothing contained herein  shall
     limit  or  restrict the Seller's ability to
     pursue  any rights  or  remedies it may have
     against  the  Purchaser with  respect to the
     Surviving Obligations.                Except  as
     set  forth  in  this  Section  14.2  and  the
     Surviving Obligations,                     the
     Seller  hereby  expressly
     waives,
     relinquishes  and  releases any other  right  or
     remedy available  to  them at law, in equity  or
     otherwise  by reason  of  the  Purchaser's
     default  hereunder  or  the Purchaser's
     failure   or  refusal                 to
     perform its
     obligations hereunder.  Notwithstanding anything
     to  the contrary  herein,  if  the Purchaser's
     default  or  the Purchaser's
     failure   or  refusal                 to
     perform its
     obligations  under this Agreement is  a  result
     of  any action  of, or failure to act by, the
     Seller or  any  of the  Seller's  Affiliates,
     the  Seller  shall  not                    be
     relieved of its obligations under this Agreement and the Seller shall not be entitled to any right or remedy provided in this Section
     14.2 or  elsewhere  in  this Agreement.

13.3.  Seller's Failure to Perform.

          If  the  Closing fails to occur by  reason
     of  the Seller's  failure or refusal to perform
     its  obligations hereunder                 or
     due  to  the  willful  breach   of    any
     representation  or warranty set forth herein
     which  has not been waived by the Purchaser, then
     the Purchaser, as its  sole  remedy  hereunder,
     may  (i)  terminate  this Agreement by notice to
     the Seller or (ii) seek  specific performance
     from the Seller.  As a condition  precedent to
     the  Purchaser exercising any right it may  have
     to bring  an action for specific performance as
     the  result of  the  Seller's  failure or refusal
     to  perform  their obligations hereunder, the
     Purchaser must commence  such an  action  within
     ninety (90) days after the occurrence of  such
     default.  The Purchaser agrees that its failure
     to   timely   commence  such  an  action  for
     specific
     performance within such ninety (90) day period
     shall  be deemed  a waiver by it of its right to
     commence such  an action.    Notwithstanding
     anything  to  the
     contrary
     herein, if the Seller's failure or refusal to perform its obligations under this Agreement is a result of any action of, or failure to act by, the Purchaser or any of the Purchaser's
     Representatives, the Purchaser shall not be relieved of its obligations under this Agreement and Purchaser shall not be entitled to any right or remedy provided in this Section 14.3 or elsewhere in this Agreement. Notwithstanding the above provisions, in the event Seller voluntarily transfers or conveys the
     Property to a third-party purchaser during the pendency of this Agreement and prior to Closing, Purchaser may bring a claim against Seller for money damages, provided that such damages shall not, in any event exceed One
     Million Dollars ($1,000,000.00).

     14.  Escrow.
     The  Escrow  Agent  shall hold the Downpayment
and  all interest   accrued   thereon,  if  any
(collectively,
the
"Deposit") in escrow and shall dispose of the Deposit
only in accordance  with  the  provisions  of  that
certain   Escrow Agreement  of  even  date herewith by
and  among  the  Escrow Agent,  the Purchaser and the
Seller relating to the Property (the  "Escrow
Agreement") in the form of Exhibit  I  hereto.
Simultaneously  with  their execution and  delivery
of  this Agreement,  the  Purchaser and the Seller
shall  furnish  the Escrow  Agent with their true
Federal Taxpayer Identification Numbers so that the
Escrow Agent may file appropriate  income tax
information returns with respect to any interest
earned on  or  credited to the Deposit.  The party
entitled  to  the economic   benefit  of  the  Deposit
shall  be   the   party responsible for the payment of
any tax due on the interest on the Downpayment.

     The provisions of the Escrow Agreement shall survive the termination of this Agreement and the Closing.
15.  Notices.

     All  notices,  elections, consents, approvals,
demands, objections, requests or other communications
which the Seller or  the  Purchaser may be required or
desire to give pursuant to,  under or by virtue of
this Agreement must be in  writing and  (i) delivered
by hand to the addresses set forth  below, or  (ii)
(a)  sent  by  express mail or  courier  (for  next
business   day  delivery),  or  (b)  sent  by
certified   or registered mail, return receipt
requested with proper postage prepaid, addressed as follows:

     If to the Seller:

      Taxter Park Associates
     c/o Dean Witter Realty Inc.
     Two World Trade Center
     64th Floor
     New York, NY 10048 Attention:
     Robert B. Austin

          with copies to:

     Vincent M. Sacchetti, Esq.
     Bingham Dana LLP
     150 Federal Street
     Boston, Massachusetts 02110

     If to the Purchaser:

     Mack-Cali Realty Acquisition Corporation
     11 Commerce Drive
     Cranford, NJ  07016
     Attention:               Roger W. Thomas, Esq.

          with a copy to:
      Mack-Cali Realty Acquisition Corporation
     11 Commerce Drive
     Cranford, NJ  07016
     Attention:     Mitchell Hersh

          with a copy to:

     Pryor Cashman Sherman & Flynn, LLP
     410 Park Avenue
     New York, NY  10022
     Attention:  Andrew S. Levine, Esq.


     The  Seller  or  the  Purchaser  may
designate another addressee or change its address for notices and other communications hereunder by a notice given to the other parties in the manner provided in this Section
16. A notice or other communication sent in compliance with the provisions of this Section
16 shall be deemed given and received (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above (or to such other address as such party has designated as provided above),
(ii) if sent by express mail or overnight courier, on the date it is delivered to the other party, or (iii) if sent by registered or certified mail, on the third business day following the day such mailing is made.
16.  Property Information and Confidentiality.

     The  Purchaser  agrees that, prior to the
Closing,  all Property Information shall be kept
strictly confidential  and shall  not,  without
the prior consent  of  the  Seller,  be disclosed
by    the   Purchaser   or    the    Purchaser's
Representatives, in any manner whatsoever,  in
whole  or  in part,  and  will  not  be  used  by
the  Purchaser  or   the Purchaser's
Representatives, directly or indirectly, for  any
purpose  other  than evaluating the Property.
Moreover,  the Purchaser  agrees  that, prior to
the Closing,  the  Property Information  will  be
transmitted only  to  the  Purchaser's
Representatives who need to know the Property
Information for the  purpose of evaluating the
Property, and who are informed by  the  Purchaser
of the confidential nature of the Property
Information.  Purchaser shall be liable  for  any
breach  of either or both of this Section 17 or
Section 6.3 by Purchaser
or  Purchaser's  Representatives.   The
provisions  of  this Section  17  shall in no
event apply to Property  Information which is a
matter of public record and shall not prevent
the Purchaser  from  complying  with  Laws,
including,   without limitation,  governmental
regulatory, disclosure, tax and reporting requirements.
16.1.  Press Releases.

          The  Purchaser and Seller, for the
     benefit of  each other, hereby agree that
     between the date hereof and the Closing
     Date, they will not release or cause or
     permit to be released any press notices,
          publicity   (oral   or  written)   or
advertising
     promotion relating to, or otherwise announce
     or disclose or  cause or permit to be
     announced or disclosed, in any manner
     whatsoever, the terms, conditions or
     substance of this  Agreement or the
     transactions contemplated herein, without
     first obtaining the written consent of the
     other party  hereto. It is understood that
     the foregoing shall not  preclude either
     party from discussing the substance or any
     relevant details of the transactions
     contemplated in                         this    Agreement   with
     any  of  its   attorneys,
     accountants,   professional  consultants  or
     potential lenders, as the case may be, or prevent either party hereto from complying with Laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.
16.2.  Return of Property Information.

          In  the  event  this Agreement is
     terminated,  the Purchaser shall promptly
     deliver to the Seller a  letter signed  by
     Purchaser certifying that  all  commercially
     reasonable  efforts  have  been  made  by
     Purchaser  in connection  with the return to
     Seller of  all  originals and  copies of the
     Property Information delivered to  or made
     by   Purchaser  or  Purchaser's
     Representatives,
     together  with all originals and copies of
     the  Property Information  then in the
     possession of  Purchaser  after having  made
     such  commercially  reasonable
     efforts.
     Notwithstanding  anything  contained
herein    to  the
     contrary, in no event shall the Purchaser be entitled to receive a return of the Downpayment or the accrued interest thereon, if any, if and when otherwise entitled thereto pursuant to this Agreement until such time as the Purchaser shall have performed the obligations contained in the preceding sentence.
16.3.  Property Information Defined.

          As  used  in  this  Agreement, the
     term  "Property Information"   shall  mean
     (i)  all   information                  and
     documents  in  any  way relating to  the
     Property,  the operation
     thereof  or  the  sale  thereof  (including,
     without  limitation, Leases, Contracts and
     Licenses  and Environmental Documents)
     furnished by the Seller or  any of      the
     Seller's  Affiliates,  or  their  agents
     or
     representatives,  including, without
     limitation,  their contractors,
     engineers,    attorneys,    accountants,
     consultants, brokers or advisors, to, or
     otherwise  made available for review by, the
     Purchaser or its directors, officers,
     employees,  affiliates,  partners,
     brokers,
     agents  or  other  representatives,
     including,  without limitation,
     attorneys,   accountants,    contractors,
     consultants,  engineers (including, without
     limitation,
     environmental   engineers)   and   financial
     advisors (collectively,  the "Purchaser's
     Representatives"),  and (ii)  all analyses,
     compilations, data, studies, reports or
     other  information or documents prepared or
     obtained by  the  Purchaser  or  the
     Purchaser's  Representatives containing  or
     based,  in whole  or  in  part,  on  the
     information  or  documents described  in
     the  preceding clause                                (i),   or  the
     Investigations,  or   otherwise
     reflecting   their  review  or
investigation   of                                        the
     Property.
16.4.  Remedies.

          In  addition to any other remedies
     available to the Seller,  the  Seller  shall
     have  the  right  to   seek equitable
     relief,   including,   without   limitation,
     injunctive  relief or specific performance,
     against  the Purchaser or the Purchaser's
     Representatives in order to enforce  the
     provisions of this  Section  17  and                6.3.
     Purchaser shall have the right to seek
     equitable relief, in  the  form of
     injunctive relief, in order to enforce the provisions of Section 17.1.

     The provisions of this Section 17 shall survive the termination of this Agreement and the Closing.
     17.  Access to Records.

     For  a  period  of  seven (7) years
subsequent to the Closing Date at no cost and expense to Purchaser, the Seller, the Seller's
Affiliates and their employees, agents and representatives shall be entitled to access during business hours to all documents, books and records given to the Purchaser by the Seller at the Closing for tax and audit purposes, regulatory compliance, and cooperation with governmental investigations upon reasonable prior notice to the Purchaser, and shall have the right, at their sole cost and expense, to make copies of such documents, books and records.
     18.  Assignments.

     This Agreement shall be binding upon and
shall inure  to the  benefit  of  the parties
hereto and to their  respective heirs,
executors, administrators, successors  and
permitted assigns.  This Agreement may not be
assigned by the Purchaser except  to  an
affiliate of Purchaser (any  such  entity,  a
"Permitted  Assignee").   Any other assignment
or  attempted assignment  by  Purchaser  shall
constitute  a  default                                     by
Purchaser hereunder and shall be deemed null and
void and  of no  force and effect.  No assignment
of this Agreement  shall relieve  Purchaser from
its obligations under this Agreement. For
purposes of this Section 19, "affiliate" shall
mean  any other  person or entity that directly,
or indirectly  through one or more
intermediaries, controls, is controlled by or  is
under common control with the specified person or
entity.  As used  in  this  definition,
"control",  "controlled  by"  and "under common
control with" shall mean the power, directly or
indirectly, to direct or cause the direction of
management or policies  of  such  person
(whether  through  ownership                               of
securities  or  other partnership or ownership
interests,  by contract or otherwise); provided,
however, that in any event, any  person  which
owns directly, indirectly or  beneficially fifty-
one  percent  (51%) or more of  the  securities
having voting power for the election of directors
or other governing body  of a corporation or
fifty-one percent (51%) or more  of
the  general partnership interests or fifty-one
percent (51%) or  more  of  the  managing
membership  interests  or  other ownership           interests of any
other person will  be  deemed  to
control such person.
     19.  Entire Agreement, Amendments.
     All  prior  statements, understandings,
representations and  agreements  between the
parties, oral  or  written,  are superseded by
and merged in this Agreement, which alone fully
and  completely  expresses  the  agreement
between  them  in connection  with this
transaction and which is  entered  into after
full  investigation, neither party  relying  upon
any statement, understanding, representation or
agreement made by the  other  not  embodied in
this Agreement.  This  Agreement shall  be           given  a  fair  and
reasonable  construction                             in
accordance with the intentions of the parties hereto, and without regard to or aid of canons requiring construction against the
Seller  or the party drafting  this  Agreement.
This Agreement shall not be altered, amended, changed, waived, terminated or otherwise modified in any respect or particular, and no consent or approval required pursuant to this Agreement shall be effective, unless the same shall be in writing and signed by or on behalf of the party to be charged.
     20.  Merger.

     Except  as  otherwise  expressly  provided
herein,  the Purchaser's  acceptance  of  the
Deed  shall  be  deemed   a discharge                of all of the
obligations of the Seller  hereunder
and   all   of   the  Seller's  representations,
warranties,
covenants and agreements herein shall merge in the documents and agreements executed at the Closing and shall not survive the Closing.
     21.  Limited Recourse.

     The  Purchaser agrees that it does not have
and will not have any claims or causes of action
against any disclosed  or undisclosed    officer,
director,    employee,
trustee,
shareholder, partner, principal, parent, subsidiary or other affiliate of the Seller, including, without limitation, Dean Witter
Realty Inc. and the parent and affiliates of Dean Witter Realty Inc. (collectively, the
"Seller's Affiliates"), arising out of or in connection with this

Agreement  or  the  transactions  contemplated
hereby.  The
Purchaser  agrees  to  look solely  to  the
Seller  and  the
Seller's  assets directly attributable to the
Buildings  for the  satisfaction  of  the
Seller's liability  or  obligation arising under
this Agreement or the transactions contemplated
hereby,  or  for  the performance of any  of  the
covenants, warranties  or  other  agreements  of
the  Seller  contained herein,  and further
agrees not to sue or otherwise  seek  to enforce
any personal obligation against any of the
Seller's Affiliates with respect to any matters
arising out of  or  in connection                    with   this
Agreement   or   the   transactions
contemplated  hereby.   The total  liability  of
the  Seller hereunder                                shall in no event
exceed an amount  equal  to  One
Million  and  00/100 Dollars ($1,000,000.00).
Seller  agrees that  it does not have and will
not have any claims or causes of  action  against
any  disclosed or  undisclosed  officer,
director, employee, trustee, shareholder,
partner, principal, parent,  subsidiary  or
other  affiliate  of  the  Purchaser
(collectively, the "Purchaser's Affiliates"),
arising out  of or  in  connection  with this
Agreement or  the  transactions
contemplated hereby. The Seller agrees to look
solely to  the Purchaser and the Purchaser's
assets for the satisfaction  of the  Purchaser's
liability or obligation arising  under  this
Agreement or the transactions contemplated
hereby, or for the performance  of  any  of the
covenants, warranties  or  other agreements  of
the Purchaser contained herein,  and  further
agrees  not to sue or otherwise seek to enforce
any  personal obligation  against  any of the
Purchaser's  Affiliates  with respect  to any
matters arising out of or in connection  with
this Agreement or the transactions contemplated
hereby.
     22.  Miscellaneous.
     Neither this Agreement nor any memorandum
thereof  shall be  recorded  and any attempted
recordation hereof  shall  be void  and  shall
constitute a default.  Each of the  Exhibits and
Schedules  referred  to herein and  attached
hereto  is incorporated herein by this reference.
The caption  headings in  this  Agreement  are
for convenience  only  and  are  not intended  to
be a part of this Agreement and  shall  not  be
construed  to  modify, explain or alter  any  of
the  terms, covenants  or conditions herein
contained.  If any  provision of this Agreement
shall be unenforceable or invalid, the same shall
not  affect the remaining provisions of this
Agreement and to this end the provisions of this
Agreement are intended to  be  and  shall  be
severable.  This Agreement  shall  be interpreted
and enforced in accordance with the laws  of  the
State  of  New  York  without  reference  to
principles                                            of
conflicts of laws.
     23.  Time of the Essence.

Time is of the essence with respect to this Agreement, including but not limited to the occurrence of the Closing as of the originally scheduled date.
24.  IRS Form 1099-S Designation.

     In   order   to   comply   with  information
reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (i) to execute an IRS Form
1099-S Designation Agreement in the form attached hereto as Exhibit K at or prior to the Closing to designate the Title Company as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the "IRS") on IRS
Form 1099-S; (ii) to provide the Title Company with the information necessary to complete Form

1099-S; (iii) that the Title Company shall not be
liable  for the   actions  taken  under  this
Section  25,  or  for  the consequences  of
those actions, except as they  may  be  the
result of gross negligence or willful misconduct
on the  part of  the Title Company; and (iv) that
the Title Company  shall be  indemnified  by  the
parties for any  costs  or  expenses incurred as
a result of the actions taken under this  Section
25,  except as they may be the result of gross
negligence  or willful  misconduct  on the part
of the Title  Company.                               The
Title Company shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S. 25. Attorney's
Fees.

     In  any event that at any time Seller or
Purchaser shall institute any action or
proceeding against the other relating to  this
Agreement or any default hereunder, then and in
that event the prevailing party in such action or
proceeding shall
be  entitled  to recover from the other party its
reasonable attorneys' fees which shall be deemed
to have accrued on  the commencement  of  such
action or  proceeding  and  shall                         be
payable whether or not such action is prosecuted to judgment. The provisions of this Section 26 shall survive Closing.
26.  Counterparts.

     This Agreement may be executed by the
parties hereto                                            in
separate  counterparts, each of which when  so
executed  and delivered  shall  be  deemed  an
original,  but   all                                     such
counterparts shall together constitute but one and the same instrument.
27.  Tax Free Exchange.

     Purchaser may consummate the purchase of the
Property as part  of  a  so  called like kind
exchange  (the  "Exchange") pursuant  to  1031 of
the Internal Revenue Code of  1986,                       as
amended  (the  "Code"), provided that: (i) the
Closing  shall not  be  delayed  or affected by
reason of the  Exchange  nor shall the
consummation or accomplishment of the Exchange be
a condition  precedent or condition subsequent
to  Purchaser's obligations under this Agreement;
(ii) Purchaser shall effect the  Exchange through
an assignment of this Agreement, or its rights
under  this  Agreement, to a qualified
intermediary; (iii)  Seller shall not be required
to take an assignment                                     of
the  purchase agreement for the relinquished
property  or                                             be
required  to  acquire or hold title to any real
property  for purposes  of  consummating the
Exchange; and  (iv)  Purchaser shall pay any
additional costs that would not otherwise  have
been  incurred  by  Purchaser or  Seller  had
Purchaser  not consummated its purchase through
the Exchange.  Seller  shall not  by  this
agreement or acquiescence to the Exchange  (1)
have  its  rights under this Agreement affected
or diminished in any manner or (2) be responsible
for compliance with or be deemed  to  have
warranted to Purchaser that the Exchange                  in
fact complies with 1031 of the Code.
28.  Termination of Overlease and Assignment of
KLM Lease.
At  Closing,  Seller,  KLM, Sublandlord and
Purchaser  shall execute a Termination,
Assignment and

Recognition  Agreement pursuant to which (i)
Sublandlord  and Seller   shall   agree  to
terminate  the  Overlease;                               (ii)
Sublandlord  shall assign without warranty or
representation all  of  its  interest in under
the KLM Lease to Seller;  and (iii)  KLM,
Seller, Sublandlord and Purchaser recognize  and
agree  (a) that after termination of the
Overlease,  the  KLM Lease shall be a direct
lease by and between Seller and  KLM; and (b)
after execution and delivery of the A&A
Agreements at Closing,  the  KLM  Lease  shall be
a  direct  lease  between Purchaser and KLM.
29.  Further Assurances/Partnership.
On  or  prior  to  the Date of Closing, each
party  to  this Agreement shall, from time to
time, execute, acknowledge  and deliver such
further instruments, and perform such additional
acts,  as the other party may reasonably request
in order      to
effectuate   the  Closing  contemplated  by  this
Agreement. Nothing contained in this Agreement
shall be deemed to create any  rights  or
obligations of partnership, joint venture                 or
similar association between Seller and Purchaser.

     IN   WITNESS  WHEREOF,  this  Agreement  has
been  duly
executed by the parties hereto as of the day and year first above written.

     SELLER:
     TAXTER PARK ASSOCIATES
                              By:  Dean Witter
                                   Realty Income
                                   Partnership
                                   II, L.P.,
                                   general
                                   partner
                                   By:    Dean
Witter  Realty
Income Properties II, Inc.

managing   general partner
                                        By:
/s/ Robert B. Austin
                                         Name:
Robert   B. Austin
                                    Title:
Vice President

     By:  Dean Witter Realty Income Partnership
III, L.P.,
                              general partner

                              By:  Dean Witter
Realty Income Properties III, Inc.
                                    managing
general partner

                                        By:
/s/ Robert B. Austin
                                         Name:
Robert   B. Austin
                                    Title:
Vice President


                              By:  Dean Witter
Realty Income Partnership IV,
L.P.
                                    general
partner
                              By:  Dean Witter
Realty Fourth Income Properties,
Inc.
                              managing general
partner

                                        By:
/s/ Robert B. Austin
                                         Name:
Robert   B. Austin
                                    Title:
Vice President



     PURCHASER:

     MACK-CALI REALTY
     ACQUISITION CORPORATION


     By: /s/ Roger W. Thomas
     Name: Roger W. Thomas Title: Executive
Vice President & General Counsel

                     FIRST AMENDMENT TO
                 PURCHASE AND SALE AGREEMENT
     This First Amendment to Purchase and Sale Agreement (this "Amendment") is entered into as of May 3, 2000 by and between Taxter Park Associates ("Seller"), DW Taxter Special Corp. ("Sublandlord") and Mack-Cali Realty Acquisition Corporation ("Purchaser").
                          RECITALS

     A. Purchaser, Sublandlord and Seller entered into a Purchase and Sale Agreement dated as of April 4, 2000 (the "Agreement"), with respect to certain property known and numbered as 555 and 565 Taxter Road, Elmsford, New York and more particularly described in the Agreement (the "Property").

     B.    The  Agreement currently provides  that  the  Due
Diligence Period expires May 4, 2000.

     C. Purchaser and Seller wish to amend the Agreement to extend the Due Diligence Period to May 11, 2000.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, Sublandlord and Seller hereby agree to amend the Agreement as follows:

     1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

     2.    Due  Diligence  Period.  The  first  sentence  in
Section 4 of the Agreement shall be deleted in its entirety and the following sentence shall be inserted in place thereof:

     "Notwithstanding anything to the contrary contained herein, the Purchaser shall have a thirty-seven (37) day period, commencing on April 4, 2000 and expiring on May 11, 2000 (the "Due Diligence Period") to examine title to the Property, to inspect the physical and financial condition of the Property and to review the Property Information (including, without limitation, environmental reports)."

     The parties acknowledge and agree that, notwithstanding anything to the contrary contained in the Agreement, Purchaser shall have the right to deliver a Purchaser's Termination Notice on or prior to 5:00 p.m. E.S.T. on May 11, 2000 pursuant to Section 4.2 of the Agreement. After 5:00 p.m. E.S.T. on May 11, 2000, Purchaser shall have no further right to deliver a Purchaser's Termination Notice pursuant to the provisions of Section 4.2 of the Agreement.

     3. Ratification. Purchaser, Sublandlord and Seller each hereby ratify and confirm that all of the terms and conditions of the Agreement, as modified by this Amendment, remain in full force and effect and constitute the valid and binding obligation of each party.

     4. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which shall constitute one and the same instrument.

      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT
                           BLANK]

     IN WITNESS WHEREOF, this Amendment has been fully executed by the parties hereto as an instrument under seal as of the date first above written.


                              SELLER:
                              TAXTER PARK ASSOCIATES
                              By:  Dean Witter Realty Income
                                   Partnership II, L.P.,
                                   general partner
                                    By:   Dean Witter Realty
Income Properties II, Inc.,
                                          managing   general
partner
                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                        Title: Vice President

                              By:  Dean Witter Realty Income
Partnership III, L.P.,
                                   general partner

                                   By:  Dean Witter Realty
Income Properties III, Inc.,
                                        managing general
partner

                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                             Title:     Vice
President
                              By:  Dean Witter Realty
Income Partnership IV, L.P.
                                   general partner

                                   By:  Dean Witter Realty
Fourth Income
Properties, Inc.,
                                        managing general
partner

                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                        Title: Vice President

                              SUBLANDLORD:
                              DW TAXTER SPECIAL CORP.
                              By:/s/ Robert B. Austin
                              Name: Robert B. Austin
                              Title: President


                              PURCHASER:

                              MACK-CALI REALTY
                              ACQUISITION CORPORATION


                              By:/s/ Timothy M. Jones
                              Name:Timothy M. Jones
                              Title:President

                     SECOND AMENDMENT TO
                 PURCHASE AND SALE AGREEMENT

     This Second Amendment to Purchase and Sale Agreement (this "Amendment") is entered into as of May 11, 2000 by and between Taxter Park Associates ("Seller"), DW Taxter Special Corp. ("Sublandlord") and Mack-Cali Realty Acquisition Corporation ("Purchaser").
                          RECITALS

     A. Purchaser, Sublandlord and Seller entered into a Purchase and Sale Agreement dated as of April 4, 2000, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of May 3, 2000 (as amended, the "Agreement"), with respect to certain property known and numbered as 555 and 565 Taxter Road, Elmsford, New York and more particularly described in the Agreement (the "Property").

     B.    The  Agreement currently provides  that  the  Due
Diligence Period expires May 11, 2000.

     C. Purchaser and Seller wish to amend the Agreement to (i) extend the Due Diligence Period to May 17, 2000 and
(ii) provide that the Closing Date shall be May 22, 2000.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, Sublandlord and Seller hereby agree to amend the Agreement as follows:

     1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

     2.    Due  Diligence  Period.  The  first  sentence  in
Section 4 of the Agreement shall be deleted in its entirety and the following sentence shall be inserted in place thereof:
     "Notwithstanding anything to the contrary contained herein, the Purchaser shall have a forty-three (43) day period, commencing on April 4, 2000 and expiring on May 17, 2000 (the "Due Diligence Period") to examine title to the Property, to inspect the physical and financial condition of the Property and to review the Property Information (including, without limitation, environmental reports)."

     The parties acknowledge and agree that, notwithstanding anything to the contrary contained in the Agreement, Purchaser shall have the right to deliver a Purchaser's Termination Notice on or prior to 5:00 p.m. E.S.T. on May 17, 2000 pursuant to Section 4.2 of the Agreement. After 5:00 p.m. E.S.T. on May 17, 2000, Purchaser shall have no further right to deliver a Purchaser's Termination Notice pursuant to the provisions of Section 4.2 of the Agreement.

     3. Closing Date. Section 1.2 of the Agreement shall be deleted in its entirety and the following amended Section
1.2 shall be inserted in place thereof:

          "1.2.     Closing Date.  The delivery of  the
     Deed  and  the  consummation of  the  transactions
     contemplated  by  this Agreement  (the  "Closing")
     shall  take  place at the offices of Bingham  Dana
     LLP,  399  Park Avenue, New York, New York  10022
     4689,  at 10:00 a.m. on May 22, 2000 (the "Closing
     Date").    Provided,  however  that   Seller   and
     Purchaser  agree that they may mutually  agree  to
     conduct  the  Closing  on any mutually  acceptable
     date after May 17, 2000 (provided the Clerk of the
     County  of  Westchester, Division of Land  Records
     (the  "Recorder's Office") of Westchester  County,
     New  York is open for business), but in any  event
     prior  to  May  22,  2000.   Notwithstanding   the
     foregoing sentence, Purchaser shall have  one  (1)
     option  to  extend the Closing Date for three  (3)
     days,   provided  Purchaser  delivers  to   Seller
     written notice of its intent to exercise such option no later than May 17, 2000."

     4. Ratification. Purchaser, Sublandlord and Seller each hereby ratify and confirm that all of the terms and conditions of the Agreement, as modified by this Amendment, remain in full force and effect and constitute the valid and binding obligation of each party.

     5. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which shall constitute one and the same instrument.



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                           BLANK]

     IN WITNESS WHEREOF, this Amendment has been fully executed by the parties hereto as an instrument under seal as of the date first above written.

     SELLER:
     TAXTER PARK ASSOCIATES
                              By:  Dean Witter Realty Income
                                   Partnership II, L.P.,
                                   general partner
                                   By:   Dean Witter Realty
Income Properties II, Inc.,
                                        managing   general
partner
                                        By:/s/  Robert  B.
Austin
                                        Name:  Robert   B.
Austin
                                          Title:     Vice
President
     By:  Dean Witter Realty Income Partnership III, L.P.,
                              general partner

                              By:  Dean Witter Realty Income
Properties III, Inc.,
                                    managing general partner

                                        By:/s/  Robert  B.
Austin
                                        Name:  Robert   B.
Austin
                                    Title: Vice President


     By:  Dean Witter Realty
Income Partnership IV, L.P.
                              general partner

                              By:  Dean Witter Realty Fourth
Income
Properties, Inc.,
                                    managing general partner

                                        By:/s/  Robert  B.
Austin
                                        Name:  Robert   B.
Austin
                                    Title: Vice President

     SUBLANDLORD:

     DW TAXTER SPECIAL CORP.

     By:/s/ Robert B. Austin
                              Name: Robert B. Austin Title:
                              President


                              PURCHASER:
                              MACK-CALI REALTY ACQUISITION
                              CORPORATION
                              By:/s/ Roger W. Thomas Name:
                              Roger W. Thomas
Title:    Executive    Vice
President                     &                      General
Counsel

                     THIRD AMENDMENT TO
                 PURCHASE AND SALE AGREEMENT

     This Third Amendment to Purchase and Sale Agreement (this "Amendment") is entered into as of May 17, 2000 by and between Taxter Park Associates ("Seller"), DW Taxter Special Corp. ("Sublandlord") and Mack-Cali Realty Acquisition Corporation ("Purchaser").
                          RECITALS

     A. Purchaser, Sublandlord and Seller entered into a Purchase and Sale Agreement dated as of April 4, 2000, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of May 3, 2000, and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated as of May 11, 2000 (as amended, the "Agreement"), with respect to certain property known and numbered as 555 and 565 Taxter Road, Elmsford, New York and more particularly described in the Agreement (the "Property").

     B.    The  Agreement currently provides  that  the  Due
Diligence Period expires May 17, 2000.

     C. Purchaser and Seller wish to amend the Agreement to (i) extend the Due Diligence Period to 12:00 noon on May
19, 2000, and (ii) provide that the Closing Date shall be May 25, 2000.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, Sublandlord and Seller hereby agree to amend the Agreement as follows:

     1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

     2.    Due  Diligence  Period.  The  first  sentence  in
Section 4 of the Agreement shall be deleted in its entirety and the following sentence shall be inserted in place thereof:

     "Notwithstanding anything to the contrary contained herein, the Purchaser shall have a forty-five (45) day period, commencing on April 4, 2000 and expiring on 12:00 noon on May 19, 2000 (the "Due Diligence Period") to examine title to the Property, to inspect the physical and financial condition of the Property and to review the Property Information (including, without limitation, environmental reports)."

     The parties acknowledge and agree that, notwithstanding anything to the contrary contained in the Agreement, Purchaser shall have the right to deliver a Purchaser's Termination Notice on or prior to 12:00 (noon) E.S.T. on May 19, 2000 pursuant to Section 4.2 of the Agreement. After 12:00 (noon) E.S.T. on May 19, 2000, Purchaser shall have no further right to deliver a Purchaser's Termination Notice pursuant to the provisions of
Section 4.2 of the Agreement.
     3. Closing Date. Section 1.2 of the Agreement shall be deleted in its entirety and the following amended Section
1.2 shall be inserted in place thereof:

          "1.2.     Closing Date.  The delivery of  the
     Deed  and  the  consummation of  the  transactions
     contemplated  by  this Agreement  (the  "Closing")
     shall  take  place at the offices of Bingham  Dana
     LLP,  399  Park Avenue, New York, New York  10022
     4689,  at 10:00 a.m. on May 25, 2000 (the "Closing
     Date").    Provided,  however  that   Seller   and
     Purchaser agree that they may mutually agree to conduct the Closing on any mutually acceptable date after May 19, 2000 (provided the Clerk of the County of Westchester, Division of Land Records
     (the  "Recorder's Office") of Westchester  County,
     New York is open for business), but in any event prior to May 25, 2000.

     4. Notices. Section 16 of the Agreement shall hereby be amended by inserting the following language at the end of
Section 16:

          "Notwithstanding   the   above    provisions,
     Seller, Sublandlord and Purchaser hereby agree that solely with respect to the transmission of Purchaser's Termination Notice pursuant to Section
     4.2 of this Agreement, Purchaser may deliver such Purchaser's Termination Notice to Seller (with a copy to Vincent M. Sacchetti, Esq.) by facsimile on or before 12:00 noon, May 19, 2000 (to be followed with original documents sent via federal express, to be received on the next business day) to the following numbers:

               Taxter Park Associates
               Attention:     Robert B. Austin
               Phone Number:  212-392-6888
               Facsimile Number:   212-392-3123

                 with a copy to:

                Bingham Dana LLP
               Attention:     Vincent M. Sacchetti, Esq.
               Phone Number:  617-951-8563
              Facsimile Number:   617-951-8736"

     5. Ratification. Purchaser, Sublandlord and Seller each hereby ratify and confirm that all of the terms and conditions of the Agreement, as modified by this Amendment, remain in full force and effect and constitute the valid and binding obligation of each party.

     6. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which shall constitute one and the same instrument.
      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT
                           BLANK]

     IN WITNESS WHEREOF, this Amendment has been fully executed by the parties hereto as an instrument under seal as of the date first above written.


                              SELLER:
                              TAXTER PARK ASSOCIATES
                              By:  Dean Witter Realty Income
                                   Partnership II, L.P.,
                                   general partner
                                    By:   Dean Witter Realty
Income Properties II, Inc.,
                                          managing   general
partner
                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                             Title:     Vice
President
                              By:  Dean Witter Realty Income
Partnership III, L.P.,
                                   general partner

                                   By:  Dean Witter Realty
Income Properties III, Inc.,
                                        managing general
partner

                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                             Title:     Vice
President

                              By:  Dean Witter Realty
Income Partnership IV, L.P.
                                   general partner

                                   By:  Dean Witter Realty
Fourth Income
Properties, Inc.,
                                        managing general
partner


                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                        Title: Vice
President

SUBLANDLORD:

                              DW TAXTER SPECIAL CORP.

                              By:/s/ Robert B. Austin
                              Name: Robert B. Austin
                              Title: President


                              PURCHASER:

                              MACK-CALI REALTY
                              ACQUISITION CORPORATION

                              By:/s/ Robert B. Austin
                              Name: Robert B. Austin
Title: Vice President

                     FOURTH AMENDMENT TO
                 PURCHASE AND SALE AGREEMENT

     This Fourth Amendment to Purchase and Sale Agreement (this "Amendment") is entered into as of May 18, 2000 by and between Taxter Park Associates ("Seller"), DW Taxter Special Corp. ("Sublandlord") and Mack-Cali Taxter Associates L.L.C., as successor by assignment from Mack-Cali Realty Acquisition Corporation ("Purchaser").
                          RECITALS

     A. Purchaser, Sublandlord and Seller entered into a Purchase and Sale Agreement dated as of April 4, 2000, as amended by the First Amendment to Purchase and Sale Agreement, dated as of May 3, 2000, as further amended by the Second Amendment to Purchase and Sale Agreement, dated as of May 11, 2000, as further amended by the Third Amendment to Purchase and Sale Agreement, dated as of May 17, 2000,and as further affected by that certain Assignment of Purchase and Sale Agreement dated as of May 17, 2000 (as amended and assigned, the "Agreement"), with respect to certain property known and numbered as 555 and 565 Taxter Road, Elmsford, New York and more particularly described in the Agreement (the "Property").

     B.   The Agreement currently provides that the Purchase
Price    is   Forty-Three   Million   and   00/100   Dollars
($43,000,000).

     C. Purchaser and Seller wish to amend the Agreement to reduce the Purchase Price to Forty-Two Million Seven
Hundred Twenty-Five and 00/100 Dollars ($42,725,000).

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree to amend the Agreement as follows:
      1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

     2.   Purchase Price.  The parties acknowledge and agree that
Section 2 of the Agreement is hereby amended by deleting the dollar figure of "Forty-Three Million and No/100 Dollars ($43,000,000)" and inserting in place thereof "Forty-Two
Million   Seven  Hundred  Twenty-Five  and  00/100   Dollars
($42,725,000)."
     3. Release. Purchaser hereby unconditionally releases Seller from any and all obligations solely in connection
with   certain  tenant  improvement  obligations   for   the
following tenants at the Property: (i) Nextel of New York, Inc., and (ii) Fieldworks.

     4. Ratification. Purchaser and Seller each hereby ratify and confirm that all of the terms and conditions of the Agreement, as modified by this Amendment, remain in full force and effect and constitute the valid and binding obligation of such party.

     5. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which shall constitute one and the same instrument.

   [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT
                           BLANK]

     IN WITNESS WHEREOF, this Amendment has been fully executed by the parties hereto as an instrument under seal as of the date first above written.


                              SELLER:
                              TAXTER PARK ASSOCIATES
                              By:  Dean Witter Realty Income
                                   Partnership II, L.P.,
                                   general partner
                                    By:   Dean Witter Realty
Income Properties II, Inc.,
                                          managing   general
partner

                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                             Title:     Vice
President
                              By:  Dean Witter Realty Income
Partnership III, L.P.,
                                   general partner

                                   By:  Dean Witter Realty
Income Properties III, Inc.,
                                        managing general
partner
                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                        Title: Vice President

                              By:  Dean Witter Realty
Income Partnership IV, L.P.
                                   general partner

                                   By:  Dean Witter Realty
Fourth Income
Properties, Inc.,
                                        managing general
partner

                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                        Title: Vice President

                              SUBLANDLORD:

                              DW TAXTER SPECIAL CORP.


                              By:/s/ Robert B. Austin
                              Name: Robert B. Austin
                              Title:  President


                              PURCHASER:

                               MACK-CALI  TAXTER  ASSOCIATES
L.L.C.

                               By:   Grove Street Associates
of                                             Jersey   City
Limited
Partnership, its member

                                    By:   Mack-Cali Sub  IV,
Inc.,                       its                      general
partner

                                          By:/s/  Roger   W.
Thomas
                                          Name:   Roger   W.
Thomas
                                        Title: Executive Vice
President & General
Counsel

      TERMINATION, ASSIGNMENT AND RECOGNITION AGREEMENT

     This TERMINATION, ASSIGNMENT AND RECOGNITION AGREEMENT (this "Agreement") is dated as of May ___, 2000, between Taxter Park Associates, a New York general partnership ("Taxter"), DW Taxter Special Corp., a Delaware Corporation ("DWTSC"), KLM Royal Dutch Airlines, a corporation organized under the laws of the Netherlands ("KLM"), and Mack-Cali Realty Acquisition Corporation, a Delaware corporation, or its permitted successors and assigns ("Mack-Cali").
     WHEREAS, Taxter and Mack-Cali have entered into that certain Purchase and Sale Agreement, dated as of April 4, 2000 (the "Purchase and Sale Agreement") for the real property known and numbered as 555 and 565 Taxter Road, Elmsford, New York (the "Property"); and
     WHEREAS, Taxter, as successor in interest to Dean Witter Realty, Inc., is a party to that certain Agreement Granting Lease, dated as of October 23, 1987 (the "Overlease") among Taxter, KLM, and URBCO, Inc., pursuant to which KLM was granted a leasehold interest in a portion of the Property (the "Leased Premises") more particularly described in the Overlease; and
     WHEREAS, Taxter and KLM entered into (i) that certain Lease Agreement dated February 5, 1999 (the "KLM Lease") pursuant to which KLM agreed to lease from Taxter and Taxter agreed to lease to KLM a certain portion of the Leased Premises located at the Property as more particularly described in the KLM Lease, and (ii) that certain Purchase and Sale Agreement, dated February 5, 1999, pursuant to which Taxter agreed to assume from KLM and KLM agreed to assign to Taxter the leasehold interest in certain property within the premises commonly known as 565 Taxter Road, Elmsford, New York, located in Taxter corporate park; and
     WHEREAS, Taxter and DWTSC entered into that certain Assignment and Option Agreement dated February 8, 1999, (the "Assignment and Option Agreement"), pursuant to which Taxter assigned and DWTSC assumed all of Taxter's rights and obligations under the KLM Lease; and
     WHEREAS, DWTSC acquired the tenant's interest in the Overlease from KLM pursuant to the Assignment and Option Agreement and a certain Assignment and Assumption of Lease dated as of February 8, 1999; and
     WHEREAS, in connection with the sale of the Property to the Mack-Cali, Taxter and DWTSC wish to terminate the Overlease; and
     WHEREAS, in connection with the sale of the Property to Mack-Cali, Taxter wishes to acquire from DWTSC and DWTSC wishes to convey to Taxter its interest under the KLM Lease; and

     WHEREAS, subsequent to the assignment of the KLM  Lease
and the termination of the Overlease, Taxter and KLM wish to acknowledge and agree that the KLM Lease shall be  a  direct lease by and between Taxter and KLM; and
     WHEREAS,  subsequent to the execution and  delivery  of
the  A  & A Agreements (as defined in the Purchase and  Sale
Agreement),  pursuant  to  which  the  KLM  Lease  shall  be assigned  to and shall be assumed by Mack-Cali,  at  Closing
(as  defined in the Purchase and Sale Agreement) Taxter, KLM and  Mack-Cali wish to acknowledge and agree  that  the  KLM
Lease  shall be a direct lease by and between Mack-Cali,  as landlord, and KLM, as tenant;
     NOW,   THEREFORE,  in  consideration  of  ten  ($10.00)
dollars and the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, KLM, Mack-Cali, Taxter and DWTSC hereby agree as follows:
     1. Assignment of the KLM Lease. DWTSC hereby assigns without warranty or representation all of its interest in under the KLM Lease to Taxter.

     2. Indemnification. DWTSC hereby indemnifies and agrees to hold harmless Taxter from and against any and all claims, liabilities, losses, damages, causes of action, costs and expenses (including without limitation, court costs through all appeals and reasonable attorneys' fees and disbursements) based upon or allegedly based upon the obligations of DWTSC under the KLM Lease arising or accruing prior to the date hereof.

     3. Termination of the Overlease. Effective as of the date first above written, the Overlease is hereby terminated and of no further force or effect. DWTSC hereby surrenders any and all interest of DWTSC in the Leased Premises to Taxter.

     4.   Attornment.         (a)  Upon execution of this
          Agreement by Taxter, DWTSC, KLM and Mack-Cali, and as a result of the termination of the Overlease each party acknowledges and agrees that the KLM Lease shall be a direct lease by and between Taxter and KLM.

                         (b)    Upon  execution and delivery
          of the A&A Agreements at Closing by Taxter and Mack-Cali, the KLM Lease shall be assigned to Mack-
          Cali and thereafter shall be a direct lease between Mack-Cali and KLM.

     5. Counterparts. This Agreement may be executed in one or more counterparts, each of which is an original, but all of which shall constitute one and the same instrument.



      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT
          BLANK]

     IN WITNESS WHEREOF, the parties do hereby execute and deliver this Agreement as of the date and year first above written.


                         TAXTER PARK ASSOCIATES

                         By:  Dean Witter Realty Income
                              Partnership II, L.P.,
                              general partner

                              By:  Dean Witter Realty Income
                                   Properties II, Inc.
                                   managing general partner
                                   By:/s/ Robert B. Austin
                                   Name: Robert B. Austin
                                   Title: Vice President
                         By:  Dean Witter Realty Income
                              Partnership III, L.P., general
                              partner
                              By:  Dean Witter Realty Income
                                   Properties III, Inc.
                                   managing general partner
                                   By:/s/ Robert B. Austin
                                   Name: Robert B. Austin
                                   Title: Vice President
                         By:  Dean Witter Realty Income
                              Partnership IV, L.P.
                              general partner

                              By:  Dean Witter Realty Fourth
                                   Income Properties, Inc.
                                   managing general partner

                                   By:/s/ Robert B. Austin
                                   Name: Robert B. Austin
                                   Title: Vice President

                         MACK-CALI REALTY
                         ACQUISITION CORPORATION:


                         By: /s/ Roger W. Thomas
                         Name: Roger W. thomas
                         Title: Executive Vice President &
General Counsel


                         DW TAXTER SPECIAL CORP.

                         By:/s/ Robert B. Austin
                         Name: Robert B. Austin
                         Title: President


                         KLM ROYAL DUTCH AIRLINES

                         By: /s/ Jan Willem A. Smeulers
                         Name: Jan Willem A. Smeulers
                         Title: Vice President, Executive
Officer
                                 North America

                    TERMINATION AGREEMENT

     This  TERMINATION AGREEMENT (this "Agreement") is dated
as  of May ___, 2000, between Taxter Park Associates, a  New
York  general partnership having an office c/o  Dean  Witter
Realty  Inc.,  Two World Trade Center, New York,  New  York,
64th  floor  10048  ("Taxter"), DW Taxter Special  Corp.,  a
Delaware corporation having an office c/o Dean Witter Realty
Inc., Two World Trade Center, New York, New York, 64th floor
10048 ("DWTSC").
     WHEREAS,   Taxter  and  Mack-Cali  Taxter   Associates,
L.L.C., a New York limited liability company, as assigned by
Mack-Cali   Realty  Acquisition  Corporation,   a   Delaware
corporation,  have  entered into that certain  Purchase  and
Sale  Agreement, dated as of April 4, 2000, as  amended  (as amended and assigned, the "Purchase and Sale Agreement") for the  real property known and numbered as 555 and 565  Taxter
Road, Elmsford, New York (the "Property"); and
     WHEREAS,  Taxter,  as  successor in  interest  to  Dean
Witter  Realty,  Inc., is a party to that certain  Agreement
Granting  Lease, dated as of October 23, 1987; as  evidenced by  (i) that certain Memorandum of Agreement Granting  Lease dated  March 31, 1988 and recorded on December 14,  1989  in
Liber  9698 cp 33, (ii) that certain Memorandum of Agreement
Granting   Lease  by  and  between  Taxter  Park  Associates
(initial landlord) and KLM Royal Dutch Airlines ("KLM") (and
Urbco  Inc.), as tenant, dated February 8, 1999 and recorded
February  11,  1999  in Liber 12226  cp  29,  and  (iii)  as
assigned by that certain Assignment and Assumption of  Lease between KLM, as assignor, to DW Taxter Special Corp., as assignee, dated February 8, 1999 and recorded February 11,
1999  in  Liber 12226 cp 40 (the "Overlease") among  Taxter,
KLM, and URBCO, Inc., pursuant to which KLM was granted a leasehold interest in a portion of the Property (the "Leased Premises") more particularly described in the Overlease; and
     WHEREAS, DWTSC acquired the tenant's interest in the Overlease from KLM pursuant to the Assignment and Option Agreement and a certain Assignment and Assumption of Lease dated as of February 8, 1999; and
     WHEREAS, in connection with the sale of the Property to
the  Mack-Cali,  Taxter  and DWTSC  wish  to  terminate  the
Overlease; and
     NOW,   THEREFORE,  in  consideration  of  ten  ($10.00)
dollars and the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, Taxter and DWTSC hereby agree as follows:
     5. Termination of the Overlease. Effective as of the date first above written, the Overlease is hereby terminated and of no further force or effect. DWTSC hereby surrenders any and all interest of DWTSC in the Leased Premises to Taxter.

     2. Counterparts. This Agreement may be executed in one or more counterparts, each of which is an original, but all of which shall constitute one and the same instrument.



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          BLANK]

     IN WITNESS WHEREOF, the parties do hereby execute and deliver this Agreement as of the date and year first above written.

                         TAXTER PARK ASSOCIATES

By:  Dean Witter Realty Income
     Partnership II, L.P.,
     general partner

     By:  Dean Witter Realty Income
          Properties II, Inc.
          managing general partner

          By: /s/ Robert B. Austin
          Name:  Robert B. Austin
          Title:     Vice President

By:  Dean Witter Realty Income
     Partnership III, L.P.,
     general partner
     By:  Dean Witter Realty Income
          Properties III, Inc.
          managing general partner
          By: /s/ Robert B. Austin
          Name:  Robert B. Austin
          Title:     Vice President
By:  Dean Witter Realty Income
     Partnership IV, L.P.
     general partner

     By:  Dean Witter Realty Fourth
          Income Properties, Inc.
          managing general partner

          By: /s/ Robert B. Austin
          Name:  Robert B. Austin
          Title:     Vice President

DW TAXTER SPECIAL CORP.

By: /s/ Robert B. Austin
Name:  Robert B. Austin
Title:     President